Exhibit 99.1

                      MSMC Mortgage Loan Purchase Agreement

                                                                  EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT
                                  (MSMC LOANS)

            Mortgage Loan Purchase Agreement (this "Agreement"), dated as of May 1, 2007, between Morgan Stanley Mortgage Capital Inc. (the "Seller"), and Morgan Stanley Capital I Inc. (the "Purchaser").

            The Seller agrees to sell, and the Purchaser agrees to purchase, certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. The Purchaser will convey the Mortgage Loans to a trust (the "Trust") created pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2007, between the Purchaser, as depositor, Capmark Finance Inc., as Capmark Master Servicer, Prudential Asset Resources, Inc., as Prudential Master Servicer, Wells Fargo Bank, National Association, as Wells Fargo Master Servicer, Centerline Servicing, Inc. (formerly ARCap Servicing, Inc., as Special Servicer, The Bank of New York Trust Company, National Association, as Trustee, and LaSalle Bank National Association, as Paying Agent, Certificate Registrar, Authenticating Agent and Custodian. In exchange for the Mortgage Loans and certain other mortgage loans (the "Other Mortgage Loans") to be purchased by the Purchaser, the Trust will issue to the Depositor pass-through certificates to be known as Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14 (the "Certificates"). The Certificates will be issued pursuant to the Pooling and Servicing Agreement.

            Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

            The Class A-1, Class A-1A, Class A-2, Class A-2FL, Class A-3, Class A-AB, Class A-4, Class A-5FL, Class A-M, Class A-MFL, Class A-J, Class A-JFL and Class B Certificates (the "Public Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated, LaSalle Financial Services, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets Corporation, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, between the Purchaser and the Underwriters, dated May 18, 2007 (the "Underwriting Agreement"), and the Class X, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class S, Class EI, Class R-I, Class R-II and Class R-III Certificates (collectively, the "Private Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated (in such capacity, the "Initial Purchaser") pursuant to a Certificate Purchase Agreement, between the Purchaser and the Initial Purchaser, dated May 18, 2007 (the "Certificate Purchase Agreement"). The Underwriters will offer the Public Certificates for sale publicly pursuant to a Prospectus dated February 6, 2007, as supplemented by a Prospectus Supplement dated May 18, 2007 (together, the "Prospectus Supplement"), and the Initial Purchaser will offer the Private Certificates (other than the Class EI, Class R-I, Class R-II and Class R-III Certificates) for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private Placement Memorandum, dated as of May 18, 2007 (the "Memorandum").

            In consideration of the mutual agreements contained herein, the Seller and the Purchaser hereby agree as follows:

            Section 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, on a servicing released basis, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as
Exhibit 1, as such schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Cut-Off Date with respect to each Mortgage Loan is such Mortgage Loan's Due Date in the month of May 2007. The Mortgage Loans and the Other Mortgage Loans will have an aggregate principal balance as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not received, of $1,345,579,291. The sale of the Mortgage Loans shall take place on May 30, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The purchase price to be paid by the Purchaser for the Mortgage Loans shall equal the amount set forth as such purchase price on the Bill of Sale. The purchase price shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date.

            Notwithstanding anything to the contrary in this Agreement, with respect to the Mortgage Loans originated or acquired by the Seller and subject to defeasance, the Seller shall retain the right to designate and establish the successor borrower and to purchase or cause the purchase on behalf of the related borrower of the related defeasance collateral ("Seller Defeasance Rights and Obligations"). In the event the applicable Master Servicer receives notice of a defeasance request with respect to a Mortgage Loan originated or acquired by the Seller and subject to defeasance, the applicable Master Servicer shall provide upon receipt of such notice, written notice of such defeasance request to the Seller or its assignee. Until such time as the Seller provides written notice to the contrary, notice of a defeasance of a Mortgage Loan with Seller Defeasance Rights and Obligations shall be delivered to the Seller pursuant to the notice provisions of the Pooling and Servicing Agreement.

            On the Closing Date, the Purchaser will assign to the Trustee pursuant to the Pooling and Servicing Agreement all of its right, title and interest in and to the Mortgage Loans and its rights under this Agreement (to the extent set forth in Section 15), and the Trustee shall succeed to such right, title and interest in and to the Mortgage Loans and the Purchaser's rights under this Agreement (to the extent set forth in Section 15).

            Section 2. Conveyance of Mortgage Loans. Effective as of the Closing Date, subject only to receipt of the consideration referred to in Section 1 hereof and the satisfaction of the conditions specified in Sections 6 and 7 hereof, the Seller does hereby transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller, with the understanding that a Servicing Rights Purchase Agreement, dated May 30, 2007, will be executed by the Seller and the applicable Master Servicer, in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of the Closing Date. The Mortgage Loan Schedule, as it may be amended from time to time on or prior to the Closing Date, shall conform to the requirements of this Agreement and the Pooling and Servicing Agreement. In connection with such transfer and assignment, the Seller shall deliver to the Custodian on behalf of the Trustee, on behalf of the Purchaser, on or prior to the Closing Date, the Mortgage Note (as described in clause (a) below) for each Mortgage Loan and on or prior to the fifth Business Day after the Closing Date, five limited powers of attorney substantially in the form attached hereto as Exhibit 5 in favor of the Trustee, the applicable Master Servicer and the Special Servicer to empower the Trustee, the applicable Master Servicer and, in the event of the failure or incapacity of the Trustee and the applicable Master Servicer, the Special Servicer, to submit for recording, at the expense of the Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files (so long as original counterparts have previously been delivered to the Trustee). The Seller agrees to reasonably cooperate with the Trustee, the applicable Master Servicer and the Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The parties hereto agree that no such power of attorney shall be used with respect to any Mortgage Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains unremedied as of the earlier of (i) the date that is 180 days following the delivery of notice of such absence to the Seller, but in no event earlier than 18 months from the Closing Date, and (ii) the date (if any) on which such Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Trustee shall submit such documents for recording, at the Seller's expense, after the periods set forth above; provided, however, the Trustee shall not submit such assignments for recording if the Seller produces evidence that it has sent any such assignment for recording and certifies that the Seller is awaiting its return from the applicable recording office. In addition, not later than the 30th day following the Closing Date, the Seller shall deliver to the Custodian on behalf of the Trustee each of the remaining documents or instruments specified below (with such exceptions and additional time periods as are permitted by this Section) with respect to each Mortgage Loan (each, a "Mortgage File"). (The Seller acknowledges that the term "without recourse" does not modify the duties of the Seller under Section 5 hereof.)

            All Mortgage Files, or portions thereof, delivered prior to the Closing Date are to be held by the Custodian on behalf of the Trustee in escrow on behalf of the Seller at all times prior to the Closing Date. The Mortgage Files shall be released from escrow upon closing of the sale of the Mortgage Loans and payments of the purchase price therefor as contemplated hereby. The Mortgage File for each Mortgage Loan shall contain the following documents:

            (a) The original Mortgage Note bearing all intervening endorsements, endorsed in blank or endorsed "Pay to the order of The Bank of New York Trust Company, National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14, without recourse, representation or warranty" or if the original Mortgage Note is not included therein, then a lost note affidavit and indemnity, with a copy of the Mortgage Note attached thereto;

            (b) The original Mortgage, with evidence of recording thereon, and, if the Mortgage was executed pursuant to a power of attorney, a certified true copy of the power of attorney certified by the public recorder's office, with evidence of recording thereon (if recording is customary in the jurisdiction in which such power of attorney was executed), or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such original Mortgage cannot be delivered with evidence of recording thereon on or prior to the 90th day following the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of the Seller stating that such original Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such Mortgage is recorded that such copy is a true and complete copy of the original recorded Mortgage;

            (c) The originals of all agreements modifying a Money Term or other material modification, consolidation and extension agreements, if any, with evidence of recording thereon (if applicable) or if any such original modification, consolidation or extension agreement has been delivered to the appropriate recording office for recordation and either has not yet been returned on or prior to the 90th day following the Closing Date with evidence of recordation thereon or has been lost after recordation, a true copy of such modification, consolidation or extension certified by the Seller together with
(i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original modification, consolidation or extension agreement has been dispatched or sent to the appropriate public recording official for recordation or (ii) in the case of an original modification, consolidation or extension agreement that has been lost after recordation, a certification by the appropriate county recording office where such document is recorded that such copy is a true and complete copy of the original recorded modification, consolidation or extension agreement, and the originals of all assumption agreements, if any;

            (d) An original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in blank or in favor of "The Bank of New York Trust Company, National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14";

            (e) Originals of all intervening assignments of Mortgage, if any, with evidence of recording thereon or, if such original assignments of Mortgage have been delivered to the appropriate recorder's office for recordation, certified true copies of such assignments of Mortgage certified by the Seller, or in the case of an original blanket intervening assignment of Mortgage retained by the Seller, a copy thereof certified by the Seller or, if any original intervening assignment of Mortgage has not yet been returned on or prior to the 90th day following the Closing Date from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original intervening assignment of Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original intervening assignment of Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such assignment is recorded that such copy is a true and complete copy of the original recorded intervening assignment of Mortgage;

            (f) If the related Assignment of Leases is separate from the Mortgage, the original of such Assignment of Leases with evidence of recording thereon or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such Assignment of Leases has not been returned on or prior to the 90th day following the Closing Date because of a delay caused by the applicable public recording office where such Assignment of Leases has been delivered for recordation or because such original Assignment of Leases has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Assignment of Leases submitted for recording, together with, (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of the Seller stating that such Assignment of Leases has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Assignment of Leases that has been lost after recordation, a certification by the appropriate county recording office where such Assignment of Leases is recorded that such copy is a true and complete copy of the original recorded Assignment of Leases, in each case together with an original assignment of such Assignment of Leases, in recordable form (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in favor of "The Bank of New York Trust Company, National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14," which assignment may be effected in the related Assignment of Mortgage;

            (g) The original or a copy of each guaranty, if any, constituting additional security for the repayment of such Mortgage Loan;

            (h) The original Title Insurance Policy, or in the event such original Title Insurance Policy has not been issued, a binder, actual "marked-up" title commitment, pro forma policy, or an agreement to provide any of the foregoing pursuant to binding escrow instructions executed by the title company or its authorized agent with the original Title Insurance Policy to follow within 180 days of the Closing Date, or a copy of any of the foregoing certified by the title company with the original Title Insurance Policy to follow within 180 days of the Closing Date, or a preliminary title report with the original Title Insurance Policy to follow within 180 days of the Closing Date;

            (i) (A) Copies of UCC financing statements (together with all assignments thereof) filed in connection with a Mortgage Loan and (B) UCC-2 or UCC-3 financing statements assigning such UCC financing statements to the Trustee delivered in connection with the Mortgage Loan;

            (j) Copies of the related ground lease(s), if any, to any Mortgage Loan where the Mortgagor is the lessee under such ground lease and there is a lien in favor of the mortgagee in such lease.

            (k) Copies of any loan agreements, lock-box agreements and intercreditor agreements, if any, related to any Mortgage Loan;

            (l) Either (A) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be assigned to the Trustee (and delivered to the Custodian on the Trustee's behalf) on behalf of the Trust with a copy to be held by the Primary Servicer (or the Master Servicer), and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the Primary Servicing Agreement or (B) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be held by the applicable Primary Servicer (or the Master Servicer) on behalf of the Trustee, with a copy to be held by Custodian on behalf of the Trustee, and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the Primary Servicing Agreement (it being understood that the Seller has agreed (a) that the proceeds of such letter of credit belong to the Trust, (b) to notify, on or before the Closing Date, the bank issuing the letter of credit that the letter of credit and the proceeds thereof belong to the Trust, and to use reasonable efforts to obtain within 30 days (but in any event to obtain within 90 days) following the Closing Date, an acknowledgement thereof by the bank (with a copy of such acknowledgement to be sent to the Custodian on behalf of the Trustee) and (c) to indemnify the Trust for any liabilities, charges, costs, fees or other expenses accruing from the failure of the Seller to assign the letter of credit hereunder). In the case of clause (B) above, any letter of credit held by the applicable Primary Servicer (or Master Servicer) shall be held in its capacity as agent of the Trust, and if the applicable Primary Servicer (or Master Servicer) sells its rights to service the applicable Mortgage Loan, the applicable Primary Servicer (or Master Servicer) has agreed to assign the applicable letter of credit to the Trust or at the direction of the Special Servicer to such party as the Special Servicer may instruct, in each case, at the expense of the applicable Primary Servicer (or Master Servicer). The applicable Primary Servicer (or Master Servicer) has agreed to indemnify the Trust for any loss caused by the ineffectiveness of such assignment;

            (m) The original or a copy of the environmental indemnity agreement, if any, related to any Mortgage Loan;

            (n) Copies of third-party management agreements, if any, for all hotels and for such other Mortgaged Properties securing Mortgage Loans with a Cut-Off Date principal balance equal to or greater than $20,000,000;

            (o) The original of any Environmental Insurance Policy or, if the original is held by the related Mortgagor, a copy thereof;

            (p) A copy of any affidavit and indemnification agreement in favor of the lender;

            (q) With respect to hospitality properties, a copy of any franchise agreement, franchise comfort letter and applicable assignment or transfer documents;

            "Officer's Certificate" shall mean a certificate signed by one or more of the Chairman of the Board, any Vice Chairman, the President, any Senior Vice President, any Vice President, any Assistant Vice President, any Treasurer or any Assistant Treasurer.

            The Assignment of Mortgage, intervening assignments of Mortgage and assignment of Assignment of Leases referred to in clauses (d), (e) and (f) may be in the form of a single instrument assigning the Mortgage and the Assignment of Leases to the extent permitted by applicable law. To avoid the unnecessary expense and administrative inconvenience associated with the execution and recording or filing of multiple assignments of mortgages, assignments of leases (to the extent separate from the mortgages) and assignments of UCC financing statements, the Seller shall execute, in accordance with the third succeeding paragraph, the assignments of mortgages, the assignments of leases (to the extent separate from the mortgages) and the assignments of UCC financing statements relating to the Mortgage Loans naming the Trustee on behalf of the Certificateholders as assignee. Notwithstanding the fact that such assignments of mortgages, assignments of leases (to the extent separate from the assignments of mortgages) and assignments of UCC financing statements shall name the Trustee on behalf of the Certificateholders as the assignee, the parties hereto acknowledge and agree that the Mortgage Loans shall for all purposes be deemed to have been transferred from the Seller to the Purchaser and from the Purchaser to the Trustee on behalf of the Certificateholders.

            If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, any of the documents and/or instruments referred to in clauses
(b), (c), (e) or (f), with evidence of recording thereon, because of a delay caused by the public recording office where such document or instrument has been delivered for recordation within such 90-day period, but the Seller delivers a photocopy thereof (to the extent available, certified by the appropriate county recorder's office to be a true and complete copy of the original thereof submitted for recording or, if such certification is not available, together with an Officer's Certificate of the Seller stating that such document has been sent to the appropriate public recording official for recordation), to the Custodian on behalf of the Trustee within such 90-day period, the Seller shall then deliver within 180 days after the Closing Date the recorded document (or within such longer period after the Closing Date as the Custodian on behalf of the Trustee may consent to, which consent shall not be withheld so long as the Seller is, as certified in writing to the Trustee no less often than monthly, in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy).

            The Trustee, as assignee or transferee of the Purchaser, shall be entitled to all scheduled payments of principal due thereon after the Cut-Off Date, all other payments of principal collected after the Cut-Off Date (other than scheduled payments of principal due on or before the Cut-Off Date), and all payments of interest on the Mortgage Loans allocable to the period commencing on the Cut-Off Date. All scheduled payments of principal and interest due on or before the Cut-Off Date and collected after the Cut-Off Date shall belong to the Seller.

            Within 45 days following the Closing Date, the Seller shall deliver and the Purchaser, the Custodian on behalf of the Trustee or the agents of either may submit or cause to be submitted for recordation at the expense of the Seller, in the appropriate public office for real property records, each assignment referred to in clauses (d) and (f)(ii) above (with recording information in blank if such information is not yet available). Within 15 days following the Closing Date, the Seller shall deliver and the Purchaser, the Custodian on behalf of the Trustee or the agents of either may submit or cause to be submitted for filing, at the expense of the Seller, in the appropriate public office for Uniform Commercial Code financing statements, the assignment referred to in clause (i) above. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall prepare a substitute therefor or cure such defect, and the Seller shall, at its own expense (except in the case of a document or instrument that is lost by the Trustee), record or file, as the case may be, and deliver such document or instrument in accordance with this Section 2.

            As to each Mortgage Loan secured by a Mortgaged Property with respect to which the related Mortgagor has entered into a franchise agreement and each Mortgage Loan secured by a Mortgaged Property with respect to which a letter of credit is in place, the Seller shall provide a notice on or prior to the date that is thirty (30) days after the Closing Date to the franchisor or the issuing financial institution, as applicable, of the transfer of such Mortgage Loan to the Trust pursuant to the Pooling and Servicing Agreement, and inform such parties that any notices to the Mortgagor's lender pursuant to such franchise agreement or letter of credit should thereafter be forwarded to the Master Servicer and, with respect to each franchise agreement, provide a franchise comfort letter to the franchisor on or prior to the date that is thirty (30) days after the Closing Date. After the Closing Date, with respect to any letter of credit that has not yet been assigned to the Trust, upon the written request of the Master Servicer or the applicable Primary Servicer, the Seller will draw on such letter of credit as directed by the Master Servicer or such Primary Servicer in such notice to the extent the Seller has the right to do so.

            Documents that are in the possession of the Seller, its agents or its subcontractors that relate to the servicing of any Mortgage Loans and that are not required to be a part of the Mortgage File and are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan (the "Servicing File") shall be delivered by the Seller to or at the direction of the Master Servicer, on behalf of the Purchaser, on or prior to the 75th day after the Closing Date, in accordance with the Primary Servicing Agreement, if applicable.

            The Servicing File shall include, to the extent required to be (and actually) delivered to the Seller pursuant to the applicable Mortgage Loan documents, copies of the following items: the Mortgage Note, any Mortgage, the Assignment of Leases and the Assignment of Mortgage, any guaranty/indemnity agreement, any loan agreement, the insurance policies or certificates, as applicable, the property inspection reports, any financial statements on the property, any escrow analysis, the tax bills, the Appraisal, the environmental report, the engineering report, the asset summary, financial information on the Mortgagor/sponsor and any guarantors, any letters of credit, any intercreditor agreements and any Environmental Insurance Policies; provided, however, the Seller shall not be required to deliver any draft documents, attorney-client privileged communications, internal correspondence or credit analysis. Delivery of any of the foregoing documents to the Primary Servicer shall be deemed a delivery to the Master Servicer and satisfy Seller's obligations under this sub-paragraph. Each of the foregoing items shall be delivered by the Seller in electronic form, to the extent such document is available in such form and such form is reasonably acceptable to the Master Servicer.

            Upon the sale of the Mortgage Loans by the Seller to the Purchaser pursuant to this Agreement, the ownership of each Mortgage Note, Mortgage and the other contents of the related Mortgage File shall be vested in the Purchaser and its assigns, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of the Seller shall immediately vest in the Purchaser and its assigns, and shall be delivered promptly by the Seller to or on behalf of either the Custodian (on behalf of the Trustee) or the Master Servicer as set forth herein, subject to the requirements of the Primary Servicing Agreement. The Seller's and Purchaser's records shall reflect the transfer of each Mortgage Loan from the Seller to the Purchaser and its assigns as a sale.

            It is the express intent of the parties hereto that the conveyance of the Mortgage Loans and related property to the Purchaser by the Seller as provided in this Section 2 be, and be construed as, an absolute sale of the Mortgage Loans and related property. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans and related property by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans or any related property are held to be the property of the Seller, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans or any related property, then:

            (i) this Agreement shall be deemed to be a security agreement; and

            (ii) the conveyance provided for in this Section 2 shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                  (A) All accounts, general intangibles, chattel paper,
            instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

                  (B) All accounts, general intangibles, chattel paper,
            instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

                  (C) All cash and non-cash proceeds of the collateral described in clauses (A) and (B) above.

            The possession by the Purchaser or its designee of the Mortgage Notes, the Mortgages, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 and 9-115 thereof) as in force in the relevant jurisdiction. Notwithstanding the foregoing, the Seller makes no representation or warranty as to the perfection of any such security interest.

            Notifications to Persons holding such property, and acknowledgments, receipts, or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or Persons holding for, the Purchaser or its designee, as applicable, for the purpose of perfecting such security interest under applicable law.

            The Seller shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In such case, the Seller shall file all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect such security interest in such property. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            Notwithstanding anything to the contrary contained herein, and subject to Section 2(a), the Purchaser shall not be required to purchase any Mortgage Loan as to which any Mortgage Note (endorsed as described in clause (a) above) or lost note affidavit and indemnity required to be delivered to or on behalf of the Trustee or the Master Servicer pursuant to this Section 2 on or before the Closing Date is not so delivered, or is not properly executed or is defective on its face, and the Purchaser's acceptance of the related Mortgage Loan on the Closing Date shall in no way constitute a waiver of such omission or defect or of the Purchaser's or its successors' and assigns' rights in respect thereof pursuant to Section 5.

            Section 3. Examination of Mortgage Files and Due Diligence Review. The Seller shall (i) deliver to the Purchaser on or before the Closing Date a diskette acceptable to the Purchaser that contains such information about the Mortgage Loans as may be reasonably requested by the Purchaser, (ii) deliver to the Purchaser investor files (collectively the "Collateral Information") with respect to the assets proposed to be included in the Mortgage Pool and made available at the Purchaser's headquarters in New York, and (iii) otherwise cooperate fully with the Purchaser in its examination of the credit files, underwriting documentation and Mortgage Files for the Mortgage Loans and its due diligence review of the Mortgage Loans. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the credit files, underwriting documentation or Mortgage Files for the Mortgage Loans shall not affect the right of the Purchaser or the Trustee to cause the Seller to cure any Material Document Defect or Material Breach (each as defined below), or to repurchase or replace the defective Mortgage Loans pursuant to
Section 5 of this Agreement.

            On or prior to the Closing Date, the Seller shall allow representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the Custodian, the Special Servicer and each Rating Agency to examine and audit all books, records and files pertaining to the Mortgage Loans, the Seller's underwriting procedures and the Seller's ability to perform or observe all of the terms, covenants and conditions of this Agreement. Such examinations and audits shall take place at one or more offices of the Seller during normal business hours and shall not be conducted in a manner that is disruptive to the Seller's normal business operations upon reasonable prior advance notice. In the course of such examinations and audits, the Seller will make available to such representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the Custodian, the Special Servicer and each Rating Agency reasonably adequate facilities, as well as the assistance of a sufficient number of knowledgeable and responsible individuals who are familiar with the Mortgage Loans and the terms of this Agreement, and the Seller shall cooperate fully with any such examination and audit in all material respects. On or prior to the Closing Date, the Seller shall provide the Purchaser with all material information regarding the Seller's financial condition and access to knowledgeable financial or accounting officers for the purpose of answering questions with respect to the Seller's financial condition, financial statements as provided to the Purchaser or other developments affecting the Seller's ability to consummate the transactions contemplated hereby or otherwise affecting the Seller in any material respect. Within 45 days after the Closing Date, the Seller shall provide the Master Servicer or Primary Servicer, if applicable, with any additional information identified by the Master Servicer or Primary Servicer, if applicable, as necessary to complete the CMSA Property File, to the extent that such information is available.

            The Purchaser may exercise any of its rights hereunder through one or more designees or agents; provided the Purchaser has provided the Seller with prior notice of the identity of such designee or agent.

            The Purchaser shall keep confidential any information regarding the Seller and the Mortgage Loans that has been delivered into the Purchaser's possession and that is not otherwise publicly available; provided, however, that such information shall not be kept confidential (and the right to require confidentiality under any confidentiality agreement is hereby waived) to the extent such information is required to be included in the Memorandum or the Prospectus Supplement or the Purchaser is required by law or court order to disclose such information. If the Purchaser is required to disclose in the Memorandum or the Prospectus Supplement confidential information regarding the Seller as described in the preceding sentence, the Purchaser shall provide to the Seller a copy of the proposed form of such disclosure prior to making such disclosure and the Seller shall promptly, and in any event within two Business Days, notify the Purchaser of any inaccuracies therein, in which case the Purchaser shall modify such form in a manner that corrects such inaccuracies. If the Purchaser is required by law or court order to disclose confidential information regarding the Seller as described in the second preceding sentence, the Purchaser shall notify the Seller and cooperate in the Seller's efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded such information and, if in the absence of a protective order or such assurance, the Purchaser is compelled as a matter of law to disclose such information, the Purchaser shall, prior to making such disclosure, advise and consult with the Seller and its counsel as to such disclosure and the nature and wording of such disclosure and the Purchaser shall use reasonable efforts to obtain confidential treatment therefor. Notwithstanding the foregoing, if reasonably advised by counsel that the Purchaser is required by a regulatory agency or court order to make such disclosure immediately, then the Purchaser shall be permitted to make such disclosure without prior review by the Seller.

            Section 4. Representations and Warranties of the Seller and the Purchaser.

            (a) To induce the Purchaser to enter into this Agreement, the Seller hereby makes for the benefit of the Purchaser and its assigns with respect to each Mortgage Loan as of the date hereof (or as of such other date specifically set forth in the particular representation and warranty) each of the representations and warranties set forth on Exhibit 2 hereto, except as otherwise set forth on Schedule A attached hereto, and hereby further represents and warrants to the Purchaser as of the date hereof that:

                  (i) The Seller is duly organized and is validly existing as a corporation in good standing under the laws of New York. The Seller has the requisite power and authority and legal right to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

                  (ii) This Agreement has been duly and validly authorized,
            executed and delivered by the Seller, and assuming the due authorization, execution and delivery hereof by the Purchaser, this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (D) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

                  (iii) No consent, approval, authorization or order of,
            registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) such qualifications as may be required under state securities or blue sky laws, (2) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Seller's sale of the Mortgage Loans to the Purchaser, (3) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained and (4) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

                  (iv) Neither the transfer of the Mortgage Loans to the
            Purchaser, nor the execution, delivery or performance of this Agreement by the Seller, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Seller's articles of organization or by-laws, (B) any term or provision of any material agreement, contract, instrument or indenture to which the Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) after giving effect to the consents or taking of the actions contemplated in subsection (iii), any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses
            (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted.

                  (v) There are no actions or proceedings against, or
            investigations of, the Seller pending or, to the Seller's knowledge, threatened in writing against the Seller before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to materially and adversely affect the transfer of the Mortgage Loans to the Purchaser or the execution or delivery by, or enforceability against, the Seller of this Agreement or have an effect on the financial condition of the Seller that would materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.

                  (vi) On the Closing Date, the sale of the Mortgage Loans
            pursuant to this Agreement will effect a transfer by the Seller of all of its right, title and interest in and to the Mortgage Loans to the Purchaser.

                  (vii) To the Seller's knowledge, the Loan Seller Information
            (as defined in that certain indemnification agreement, dated as of May 18, 2007, between the Seller, the Purchaser, the Underwriters and the Initial Purchaser (the "Indemnification Agreement")) contained in the Disclosure Information (as defined in the Indemnification Agreement), the Memorandum and the Prospectus Supplement as of the Time of Sale (as defined in the Indemnification Agreement) (i) does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) (other than the Memorandum) complies with the requirements of and contains all of the applicable information required by Regulation AB (as defined in the Indemnification Agreement).

            To induce the Purchaser to enter into this Agreement, the Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct in all material respects as of such specified date.

            Each of the representations, warranties and covenants made by the Seller pursuant to this Section 4(a) shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

                  (viii) To induce the Seller to enter into this Agreement, the
            Purchaser hereby represents and warrants to the Seller as of the date hereof:

                  (ix) The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as presently conducted by it.

                  (x) The Purchaser has full power and authority to acquire the
            Mortgage Loans, to execute and deliver this Agreement and to enter into and consummate all transactions contemplated by this Agreement. The Purchaser has duly and validly authorized the execution, delivery and performance of this Agreement and has duly and validly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes the valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (xi) No consent, approval, authorization or order of,
            registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby that has not been obtained or made by the Purchaser.

                  (xii) Neither the purchase of the Mortgage Loans nor the
            execution, delivery and performance of this Agreement by the Purchaser will violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in a breach of, any material agreement, contract, instrument or indenture to which the Purchaser is a party or that may be applicable to the Purchaser or its assets.

                  (xiii) The Purchaser's execution and delivery of this
            Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, rule, writ, injunction, order or decree of any court, or order or regulation of any federal, state or municipal government agency having jurisdiction over the Purchaser or its assets, which violation could materially and adversely affect the condition (financial or otherwise) or the operation of the Purchaser or its assets or could materially and adversely affect its ability to perform its obligations and duties hereunder.

                  (xiv) There are no actions or proceedings against, or
            investigations of, the Purchaser pending or, to the Purchaser's knowledge, threatened against the Purchaser before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates, the execution, delivery or enforceability of this Agreement or have an effect on the financial condition of the Purchaser that would materially and adversely affect the ability of the Purchaser to perform its obligation under this Agreement.

                  (xv) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchaser and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or consummation of any of the transactions contemplated hereby.

            To induce the Seller to enter into this Agreement, the Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

            Each of the representations and warranties made by the Purchaser pursuant to this Section 4(b) shall survive the purchase of the Mortgage Loans.

            Section 5. Remedies Upon Breach of Representations and Warranties Made by the Seller.

            (a) It is hereby acknowledged that the Seller shall make for the benefit of the Trustee on behalf of the holders of the Certificates, whether directly or by way of the Purchaser's assignment of its rights hereunder to the Trustee, the representations and warranties set forth on Exhibit 2 hereto (each as of the date hereof unless otherwise specified).

            (b) It is hereby further acknowledged that if any document required to be delivered to the Custodian on behalf of the Trustee pursuant to Section 2 is not delivered as and when required (and including the expiration of any grace or cure period), is not properly executed or is defective on its face, or if there is a breach of any of the representations and warranties required to be made by the Seller regarding the characteristics of the Mortgage Loans and/or the related Mortgaged Properties as set forth in Exhibit 2 hereto, and in either case such defect or breach, either (i) materially and adversely affects the interests of the holders of the Certificates in the related Mortgage Loan, or
(ii) both (A) the document defect or breach materially and adversely affects the value of the Mortgage Loan and (B) the Mortgage Loan is a Specially Serviced Mortgage Loan or Rehabilitated Mortgage Loan (such a document defect described in the preceding clause (i) or (ii), a "Material Document Defect" and such a breach described in the preceding clause (i) or (ii) a "Material Breach"), the party discovering such Material Document Defect or Material Breach shall promptly notify, in writing, the other party; provided that any breach of the representation and warranty contained in paragraph (38) of such Exhibit 2 shall constitute a Material Breach only if such prepayment premium or yield maintenance charge is not deemed "customary" for commercial mortgage loans as evidenced by (i) an opinion of tax counsel to such effect or (ii) a determination by the Internal Revenue Service that such provision is not customary. Promptly (but in any event within three Business Days) upon becoming aware of any such Material Document Defect or Material Breach, the Master Servicer shall, and the Special Servicer may, request that the Seller, not later than 90 days from the Seller's receipt of the notice of such Material Document Defect or Material Breach, cure such Material Document Defect or Material Breach, as the case may be, in all material respects; provided, however, that if such Material Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period, and such Material Document Defect or Material Breach would not cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), but the Seller is diligently attempting to effect such correction or cure, as certified by the Seller in an Officer's Certificate delivered to the Trustee, then the cure period will be extended for an additional 90 days unless, solely in the case of a Material Document Defect, (x) the Mortgage Loan is, at the end of the initial 90-day period, a Specially Serviced Mortgage Loan and a Servicing Transfer Event has occurred as a result of a monetary default or as described in clause (ii) or clause (v) of the definition of "Servicing Transfer Event" in the Pooling and Servicing Agreement and (y) the Material Document Defect was identified in a certification delivered to the Seller by the Trustee pursuant to Section 2.2 of the Pooling and Servicing Agreement not less than 90 days prior to the delivery of the notice of such Material Document Defect. The parties acknowledge that neither delivery of a certification or schedule of exceptions to the Seller pursuant to Section 2.2 of the Pooling and Servicing Agreement or otherwise nor possession of such certification or schedule by the Seller shall, in and of itself, constitute delivery of notice of any Material Document Defect or knowledge or awareness by the Seller of any Material Document Defect listed therein.

            The Seller hereby covenants and agrees that, if any such Material Document Defect or Material Breach cannot be corrected or cured in all material aspects within the above cure periods, the Seller shall, on or before the termination of such cure periods, either (i) repurchase the affected Mortgage Loan or REO Mortgage Loan from the Purchaser or its assignee at the Purchase Price as defined in the Pooling and Servicing Agreement, or (ii) if within the two-year period commencing on the Closing Date, at its option replace, without recourse, any Mortgage Loan or REO Mortgage Loan to which such defect relates with a Qualifying Substitute Mortgage Loan. If such Material Document Defect or Material Breach would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence, such repurchase or substitution must occur within 90 days from the earlier of the date the Seller discovered or was notified of the breach or defect. The Seller agrees that any substitution shall be completed in accordance with the terms and conditions of the Pooling and Servicing Agreement.

            If (i) a Mortgage Loan is to be repurchased or replaced in connection with a Material Document Defect or Material Breach as contemplated above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans in the Trust and (iii) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to such other Mortgage Loans (without regard to this paragraph), then the applicable document defect or breach (as the case may
be) shall be deemed to constitute a Material Document Defect or Material Breach, as the case may be, as to each such other Mortgage Loan for purposes of the above provisions, and the Seller shall be obligated to repurchase or replace each such other Mortgage Loan in accordance with the provisions above, unless, in the case of such breach or document defect, both of the following conditions would be satisfied if the Seller were to repurchase or replace only those Mortgage Loans as to which a Material Breach had occurred without regard to this paragraph (the "Affected Loan(s)"): (1) the debt service coverage ratio for all such other Mortgage Loans (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement (determined as provided in the definition of Debt Service Coverage Ratio in the Pooling and Servicing Agreement, except that net cash flow for such four calendar quarters, rather than year-end, shall be used) is equal to the greater of (x) the debt service coverage ratio for all such Mortgage Loans (including the Affected Loan(s)) set forth under the heading "NCF DSCR" in Appendix II to the Final Prospectus Supplement and (y) 1.25x, and (2) the Loan-to-Value Ratio for all such other Mortgage Loans (excluding the Affected Loan(s)) is not greater than the lesser of (x) the current loan-to-value ratio for all such Mortgage Loans (including the Affected Loan(s)) set forth under the heading "Cut-Off Date LTV" in Appendix II to the Final Prospectus Supplement and (y) 75%. The determination of the Master Servicer as to whether either of the conditions set forth above has been satisfied shall be conclusive and binding in the absence of manifest error. The Master Servicer will be entitled to cause, or direct the Seller to cause, to be delivered to the Master Servicer at the Seller's expense (i) an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (2) above has been satisfied, in each case at the expense of the Seller if the scope and cost of the Appraisal is approved by the Seller (such approval not to be unreasonably withheld) and (ii) an Opinion of Counsel that not requiring the repurchase of each such Cross-Collateralized Loan will not result in an Adverse REMIC Event.

            With respect to any Mortgage Loan that is cross-defaulted and/or cross-collateralized with any other Mortgage Loan conveyed hereunder, to the extent that the Seller is required to repurchase or substitute for such Mortgage Loan (each, a "Repurchased Loan") in the manner prescribed above while the Trustee (as assignee of the Purchaser) continues to hold any other Mortgage Loan that is cross-collateralized and/or cross-defaulted (each, a "Cross-Collateralized Loan") with such Repurchased Loan, the Seller and the Purchaser hereby agree to modify, prior to such repurchase or substitution, the related Mortgage Loan documents in a manner such that such affected Repurchased Loan, on the one hand, and any related Crossed-Collateralized Loans held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that the Seller shall have furnished the Trustee, at the expense of the Seller, a nondisqualification opinion that such modification shall not cause an Adverse REMIC Event; provided, further, that if such nondisqualification opinion cannot be furnished, the Seller and the Purchaser agree that such repurchase or substitution of only the Repurchased Loan, notwithstanding anything to the contrary herein, shall not be permitted and the Seller shall repurchase or substitute for the Repurchased Loan and all related Crossed-Collateralized Loans. Any reserve or other cash collateral or letters of credit securing the Cross-Collateralized Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof. The Mortgagors set forth on Schedule B hereto are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Mortgagor's consent.

            Upon occurrence (and after any applicable cure or grace period), any of the following document defects shall be conclusively presumed materially and adversely to affect the interests of Certificateholders in a Mortgage Loan and be a Material Document Defect: (i) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity and a copy of the Mortgage Note; (ii) the absence from the Mortgage File of the item called for by paragraph (b) of the definition of Mortgage File; or (iii) the absence from the Mortgage File of the item called for by paragraph (h) of the definition of Mortgage File. If any of the foregoing Material Document Defects is discovered by the Custodian (or the Trustee if there is no Custodian), the Trustee (or as set forth in Section 2.3(a) of the Pooling and Servicing Agreement, the Master Servicer) will take the steps described elsewhere in this Section, including the giving of notices to the Rating Agencies and the parties hereto and making demand upon the Seller for the cure of the Material Document Defect or repurchase or replacement of the related Mortgage Loan.

            If the Seller disputes that a Material Document Defect or Material Breach exists with respect to a Mortgage Loan or otherwise refuses (i) to effect a correction or cure of such Material Document Defect or Material Breach, (ii) to repurchase the Affected Loan from the Trust or (iii) to replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan, then provided that (x) the period of time provided for the Seller to correct, repurchase or cure has expired and (y) the Mortgage Loan is then in default and is then a Specially Serviced Mortgage Loan, the Special Servicer may, subject to the Servicing Standard, modify, work-out or foreclose, sell or otherwise liquidate (or permit the liquidation of) the Mortgage Loan pursuant to Section 9.5, Section 9.12,
Section 9.15 and Section 9.36, as applicable, of the Pooling and Servicing Agreement, while pursuing the repurchase claim. The Seller acknowledges and agrees that any modification of the Mortgage Loan pursuant to such a work-out shall not constitute a defense to any repurchase claim nor shall such modification or work-out change the Purchase Price due from the Seller for any repurchase claim. Any sale of the Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of the REO Property, to a Person other than the Seller shall be without (i) recourse of any kind (either express or implied) by such Person against the Seller and (ii) representation or warranty of any kind (either express or implied) by the Seller to or for the benefit of such Person.

            The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the related REO Property or Mortgage Loan) shall not prejudice any claim against the Seller for repurchase of the REO Mortgage Loan or REO Property. In such an event, the Master Servicer or Special Servicer, as applicable, shall be required to notify the Seller of the discovery of the Material Document Defect or Material Breach and the Seller shall be required to follow the procedures set forth in this Agreement to correct or cure such Material Document Defect or Material Breach or purchase the REO Property at the Purchase Price. If the Seller fails to correct or cure the Material Document Defect or Material Breach or purchase the REO Property, then the provisions above regarding notice of offers related to such REO Property and the Seller's right to purchase such REO Property shall apply. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or REO Mortgage Loan or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to Section 9.30 of the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the difference between any Liquidation Proceeds received upon such liquidation (including those arising from any sale to the Seller) and the Purchase Price; provided that the prevailing party in such action shall be entitled to recover all costs, fees and expenses (including reasonable attorneys' fees) related thereto.

            In connection with any liquidation or sale of a Mortgage Loan or REO Property as described above, the Special Servicer will not receive a Liquidation Fee in connection with such liquidation or sale or any portion of the Work-Out Fee that accrues after the Seller receives notice of a Material Document Defect or Material Breach until a final determination has been made, as set forth in the prior paragraph, as to whether the Seller is or was obligated to repurchase such related Mortgage Loan or REO Property. Upon such determination, the Special Servicer will be entitled: (i) with respect to a determination that the Seller is or was obligated to repurchase, to collect a Liquidation Fee, if due in accordance with the definition thereof, based upon the full Purchase Price of the related Mortgage Loan or REO property, with such Liquidation Fee payable by the Seller or (ii) with respect to a determination that Seller is not or was not obligated to repurchase (or the Trust decides that it will no longer pursue a claim against the Seller for repurchase), (A) to collect a Liquidation Fee based upon the Liquidation Proceeds as received upon the actual sale or liquidation of such Mortgage Loan or REO Property, and (B) to collect any accrued and unpaid Work-Out Fee, based on amounts that were collected for as long as the related Mortgage Loan was a Rehabilitated Mortgage Loan, in each case with such amount to be paid from amounts in the Certificate Account.

            The obligations of the Seller set forth in this Section 5(b) to cure a Material Document Defect or a Material Breach or repurchase or replace a defective Mortgage Loan constitute the sole remedies of the Purchaser or its assignees with respect to a Material Document Defect or Material Breach in respect of an outstanding Mortgage Loan; provided, that this limitation shall not in any way limit the Purchaser's rights or remedies upon breach of any other representation or warranty or covenant by the Seller set forth in this Agreement (other than those set forth in Exhibit 2).

            Notwithstanding the foregoing, in the event that there is a breach of the representation and warranty set forth in paragraph 41 of Exhibit 2 attached hereto because the underlying loan documents do not provide for the payment by the Mortgagor of reasonable costs and expenses associated with the defeasance or assumption of a Mortgage Loan by the Mortgagor, the Seller hereby covenants and agrees to pay such reasonable costs and expenses, to the extent an amount is due and not paid by the related Mortgagor. The parties hereto acknowledge that the payment of such reasonable costs and expenses shall be the Seller's sole obligation with respect to the breaches discussed in the previous sentence. The Seller shall have no obligation to pay for any of the foregoing costs if the applicable Mortgagor has an obligation to pay for such costs.

            The Seller hereby agrees that it will pay for any expense incurred by the applicable Master Servicer or the Special Servicer, as applicable, in connection with modifying a Mortgage Loan pursuant to Section 2.3 of the Pooling and Servicing Agreement in order for such Mortgage Loan to be a "qualified substitute mortgage loan" within the meaning of the Treasury Regulations promulgated under the Code. Upon a breach of the representation and warranty set forth in paragraph 37 of Exhibit 2 attached hereto, if such Mortgage Loan is modified so that it becomes a "qualified substitute mortgage loan", such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such breach.

            (c) The Pooling and Servicing Agreement shall provide that the Trustee (or the applicable Master Servicer or the Special Servicer on its behalf) shall give written notice within three Business Days to the Seller of its discovery of any Material Document Defect or Material Breach and prompt written notice to the Seller in the event that any Mortgage Loan becomes a Specially Serviced Mortgage Loan (as defined in the Pooling and Servicing Agreement).

            (d) If the Seller repurchases any Mortgage Loan pursuant to this
Section 5, the Purchaser or its assignee, following receipt by the Trustee of the Purchase Price therefor, promptly shall deliver or cause to be delivered to the Seller all Mortgage Loan documents with respect to such Mortgage Loan, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed and assigned to the Seller in the same manner such that the Seller shall be vested with legal and beneficial title to such Mortgage Loan, in each case without recourse, including any property acquired in respect of such Mortgage Loan or proceeds of any insurance policies with respect thereto.

            Section 6. Closing. The closing of the sale of the Mortgage Loans shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, NY 10281 at 9:00 a.m., New York time, on the Closing Date.

            The obligation of the Seller and the Purchaser to close shall be subject to the satisfaction of each of the following conditions on or prior to the Closing Date:

            (a) All of the representations and warranties of the Seller and the Purchaser specified in Section 4 of this Agreement (including, without limitation, the representations and warranties set forth on Exhibit 2 to this Agreement) shall be true and correct as of the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date.

            (b) All Closing Documents specified in Section 7 of this Agreement, in such forms as are agreed upon and reasonably acceptable to the Seller or the Purchaser, as applicable, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof.

            (c) The Seller shall have delivered and released to the Purchaser or its designee all documents required to be delivered to the Purchaser as of the Closing Date pursuant to Section 2 of this Agreement.

            (d) The result of the examination and audit performed by the Purchaser and its affiliates pursuant to Section 3 hereof shall be satisfactory to the Purchaser and its affiliates in their sole determination and the parties shall have agreed to the form and contents of the Seller Information (as defined in the Indemnification Agreement) to be disclosed in the Memorandum and the Prospectus Supplement.

            (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date.

            (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser pursuant to Section 8 hereof.

            (g) The Certificates to be so rated shall have been assigned ratings by each Rating Agency no lower than the ratings specified for each such Class in the Memorandum and the Prospectus Supplement.

            (h) No Underwriter shall have terminated the Underwriting Agreement and the Initial Purchaser shall not have terminated the Certificate Purchase Agreement, and neither the Underwriters nor the Initial Purchaser shall have suspended, delayed or otherwise cancelled the Closing Date.

            (i) The Seller shall have received the purchase price for the Mortgage Loans pursuant to Section 1 hereof.

            Each party agrees to use its best efforts to perform its respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            Section 7. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller.

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and its successors and assigns may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date; and (ii) the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date.

            (c) True, complete and correct copies of the Seller's articles of organization and by-laws.

            (d) A certificate of existence for the Seller from the Secretary of State of New York dated not earlier than 30 days prior to the Closing Date.

            (e) A certificate of the Secretary or Assistant Secretary of the Seller, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures.

            (f) An opinion of counsel (which, other than as to the opinion described in paragraph (vi) below, may be in-house counsel) to the Seller, dated the Closing Date, substantially to the effect of the following (with such changes and modifications as the Purchaser may approve and subject to such counsel's reasonable qualifications):

            (i) The Seller is validly existing under New York law and has full corporate power and authority to enter into and perform its obligations under this Agreement.

            (ii) This Agreement has been duly authorized, executed and delivered by the Seller.

            (iii) No consent, approval, authorization or order of any federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the terms of this Agreement except any approvals as have been obtained.

            (iv) Neither the execution, delivery or performance of this Agreement by the Seller, nor the consummation by the Seller of any of the transactions contemplated by the terms of this Agreement (A) conflicts with or results in a breach or violation of, or constitutes a default under, the organizational documents of the Seller, (B) to the knowledge of such counsel, constitutes a default under any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) conflicts with or results in a breach or violation of any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted.

            (v) To his or her knowledge, there are no legal or governmental actions, investigations or proceedings pending to which the Seller is a party, or threatened against the Seller, (a) asserting the invalidity of this Agreement or (b) which materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement.

            (vi) This Agreement is a valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (1) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (2) other laws relating to or affecting the rights of creditors generally, (3) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (4) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

            Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

            In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States and the corporate laws of the State of Delaware and the State of New York, as applicable.

            (g) Such other opinions of counsel as any Rating Agency may request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement.

            (h) A letter from Deloitte & Touche LLP, certified public accountants, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Memorandum and the Prospectus Supplement agrees with the records of the Seller.

            (i) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            (j) An officer's certificate of the Purchaser, dated as of the Closing Date, with the resolutions of the Purchaser authorizing the transactions described herein attached thereto, together with certified copies of the charter, by-laws and certificate of good standing of the Purchaser dated not earlier than 30 days prior to the Closing Date.

            (k) Such other certificates of the Purchaser's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Seller or its counsel may reasonably request.

            (l) An executed Bill of Sale in the form attached hereto as Exhibit
4.

            Section 8. Costs. The Seller shall pay the Purchaser the costs and expenses as agreed upon by the Seller and the Purchaser in a separate Letter of Understanding dated May 30, 2007.

            Section 9. Exchange Act Reporting Information. The Seller hereby agrees to deliver to the Purchaser and the Trustee any disclosure information relating to any event specifically related to the Seller reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust (in formatting reasonably appropriate for inclusion in such form), including, without limitation, the disclosure required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use its best efforts to deliver proposed disclosure language relating to any event described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser within one Business Day and in any event no later than two Business Days of the Seller becoming aware of such event and shall provide disclosure relating to any other event reasonably determined by the Purchaser as required to be disclosed on Form 8-K, Form 10-D or Form 10-K within two Business Days following the Purchaser's request for such disclosure language. The obligation of the Seller to provide the above-referenced disclosure materials will terminate upon notice or other written confirmation from the Purchaser or the Trustee that the Trustee has filed a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 13.8 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934, as amended, have otherwise been automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under
Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            Section 10. Notices. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in
(a), (b) or (c), if (i) to the Purchaser, addressed to Morgan Stanley Capital I Inc., 1585 Broadway, New York, New York 10036, Attention: Andrew Berman, with a copy to Michelle Wilke (or such other address as may hereafter be furnished in writing by the Purchaser), or (ii) if to the Seller, addressed to the Seller at Morgan Stanley Mortgage Capital Inc., 1585 Broadway, New York, New York 10036,
Attention: Timothy Gallagher, with a copy to Michelle Wilke.

            Section 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            Section 12. Further Assurances. The Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

            Section 13. Survival. Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

            Section 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            Section 15. Benefits of Mortgage Loan Purchase Agreement. This Agreement shall inure to the benefit of and shall be binding upon the Seller, the Purchaser and their respective successors, legal representatives, and permitted assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (a) each Underwriter shall be a third party beneficiary of the Seller's representations and warranties set forth in Section 4(a)(vii) and (b) the rights and obligations of the Purchaser pursuant to Sections 2, 4(a) (other than clause (vii)), 5, 11 and 12 hereof may be assigned to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to the rights and obligations hereunder of the Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

            Section 16. Miscellaneous. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to the entire business of the Seller shall be the successor to the Seller hereunder.

            Section 17. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the Letter of Understanding, the Indemnification Agreement and the Pooling and Servicing Agreement), and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                           MORGAN STANLEY MORTGAGE CAPITAL INC.

                                           By: //S// Anthony Sfarra
                                               --------------------
                                                Name:   Anthony Sfarra
                                                Title:  Vice President

                                           MORGAN STANLEY CAPITAL I INC.

                                           By: //S// Anthony Sfarra
                                               --------------------
                                                Name:   Anthony Sfarra
                                                Title:  Executive Director

                                    EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE


CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

Morgan Stanley Mortgage Capital Inc.



Mortgage   CMSA     CMSA        Mortgage                                                                            Cross-
  Loan     Loan   Property        Loan         Property                                                  Loan     Collateral
  No.      No.      No.      Seller(1) Name    Group -ization (2)
--------   ----   --------   ---------------   -------------------------------------------------------   -----   ------------
            1                     MSMC         Beacon Seattle & DC Portfolio Roll-Up
   1               1-001          MSMC         Market Square (I)                                             1        No
   1               1-002          MSMC         Polk & Taylor (I)                                             1        No
   1               1-003          MSMC         Wells Fargo Center (I)                                        1        No
   1               1-004          MSMC         Lafayette Center (I)                                          1        No
   1               1-005          MSMC         Booz Allen Complex (I)                                        1        No
   1               1-006          MSMC         Key Center (I)                                                1        No
   1               1-007          MSMC         Sunset North (I)                                              1        No
   1               1-008          MSMC         City Center Bellevue (I)                                      1        No
   1               1-009          MSMC         Plaza Center (I)                                              1        No
   1               1-010          MSMC         1616 North Fort Myer Drive (I)                                1        No
   1               1-011          MSMC         American Center (I)                                           1        No
   1               1-012          MSMC         Eastgate Office Park (I)                                      1        No
   1               1-013          MSMC         Liberty Place (I)                                             1        No
   1               1-014          MSMC         Lincoln Executive Center (I)                                  1        No
   1               1-015          MSMC         11111 Sunset Hills Road (I)                                   1        No
   1               1-016          MSMC         Army and Navy Building (I)                                    1        No
   1               1-017          MSMC         Plaza East (I)                                                1        No
   1               1-018          MSMC         Reston Town Center (I)                                        1        No
   1               1-019          MSMC         Washington Mutual Tower (I)                                   1        No
   1               1-020          MSMC         1300 North Seventeenth Street (I)                             1        No
            2                     MSMC         Tabor Center & U.S. Bank Tower Roll-Up
   2               2-001          MSMC         Tabor Center (II)                                             1        No
   2               2-002          MSMC         U.S. Bank Tower (II)                                          1        No
   8        8      8-001          MSMC         City View Center                                              1        No
           30                     MSMC         Las Vegas Portfolio Roll-Up
  30               30-001         MSMC         Las Vegas Portfolio - Majestic Runway Partners I-I (IX)       1        No
  30               30-002         MSMC         Las Vegas Portfolio - Park 2000 (IX)                          1        No
  52       52      52-001         MSMC         2000 & 2400 Oxford Drive                                      1        No
  64       64      64-001         MSMC         Gateway Medical Research Building                             1        No
  75       75      75-001         MSMC         441 Smithfield Street                                         1        No
  81       81      81-001         MSMC         Redrock Plaza                                                 1        No
  91       91      91-001         MSMC         629-657 Main Avenue                                           1        No
  92       92      92-001         MSMC         Gabriel Brothers Plaza                                        1        No
  99       99      99-001         MSMC         Pasadena Office & Light Industrial                            1        No
  180      180    180-001         MSMC         Haggerty Professional Plaza                                   1        No
  184      184    184-001         MSMC         Kentucky Retail Portfolio - Rite Aid (G)                      1       Yes
  185      185    185-001         MSMC         Kentucky Retail Portfolio - Richmond Woods Centre (G)         1       Yes
  193      193    193-001         MSMC         Pennington Shopping Village                                   1        No
  199      199    199-001         MSMC         Shoppes of Powers Ferry                                       1        No
  215      215    215-001         MSMC         Eckerd Williamsburg                                           1        No
  218      218    218-001         MSMC         Woodridge I & II                                              2        No
  219      219    219-001         MSMC         Holiday Inn Express - Fultondale                              1        No
  234      234    234-001         MSMC         Comfort Suites - Fultondale                                   1        No
  239      239    239-001         MSMC         Comfort Suites - Clearwater                                   1        No
  245      245    245-001         MSMC         15690 South Harlem Avenue                                     1        No
  246      246    246-001         MSMC         Westmark Plaza II                                             1        No
  249      249    249-001         MSMC         Copper Country MHP and Mini-Storage                           2        No
  251      251    251-001         MSMC         Best Western Rory & Ryan Inns                                 1        No
  253      253    253-001         MSMC         Comfort Inn & Suites - Denver                                 1        No
  254      254    254-001         MSMC         Radisson Hotel - Akron                                        1        No
  256      256    256-001         MSMC         Best Western - Universal Inn                                  1        No
  272      272    272-001         MSMC         1100 Old Country Road                                         1        No
  281      281    281-001         MSMC         Best Western - Castle Rock                                    1        No
  284      284    284-001         MSMC         Rite Aid - Hopkinsville, KY                                   1        No
  299      299    299-001         MSMC         Pryor Creek Commons                                           1        No
  334      334    334-001         MSMC         Super 8 - Meridian                                            1        No
  396      396    396-001         MSMC         Oak Lawn Plaza                                                1        No


Mortgage                    Cut-Off                            Post IO     Cut-Off
  Loan       Original         Date         NOI       NCF       Period       Date     Balloon
  No.        Balance       Balance(3)    DSCR(4)   DSCR(4)   NCF DSCR(4)   LTV(4)    LTV(4)
--------   ------------   ------------   -------   -------   -----------   -------   -------
           $775,000,000   $775,000,000      1.34      1.25       NAP        68.2%     68.2%
   1       $119,747,930   $119,747,930      1.34      1.25       NAP        68.2%     68.2%
   1        $94,847,604    $94,847,604      1.34      1.25       NAP        68.2%     68.2%
   1        $89,188,439    $89,188,439      1.34      1.25       NAP        68.2%     68.2%
   1        $80,609,145    $80,609,145      1.34      1.25       NAP        68.2%     68.2%
   1        $67,977,889    $67,977,889      1.34      1.25       NAP        68.2%     68.2%
   1        $45,431,776    $45,431,776      1.34      1.25       NAP        68.2%     68.2%
   1        $42,217,370    $42,217,370      1.34      1.25       NAP        68.2%     68.2%
   1        $41,911,776    $41,911,776      1.34      1.25       NAP        68.2%     68.2%
   1        $34,362,449    $34,362,449      1.34      1.25       NAP        68.2%     68.2%
   1        $31,691,324    $31,691,324      1.34      1.25       NAP        68.2%     68.2%
   1        $23,994,859    $23,994,859      1.34      1.25       NAP        68.2%     68.2%
   1        $20,961,547    $20,961,547      1.34      1.25       NAP        68.2%     68.2%
   1        $19,920,260    $19,920,260      1.34      1.25       NAP        68.2%     68.2%
   1        $19,354,344    $19,354,344      1.34      1.25       NAP        68.2%     68.2%
   1        $17,022,768    $17,022,768      1.34      1.25       NAP        68.2%     68.2%
   1        $14,374,279    $14,374,279      1.34      1.25       NAP        68.2%     68.2%
   1        $11,386,240    $11,386,240      1.34      1.25       NAP        68.2%     68.2%
   1                 $0             $0      1.34      1.25       NAP        68.2%     68.2%
   1                 $0             $0      1.34      1.25       NAP        68.2%     68.2%
   1                 $0             $0      1.34      1.25       NAP        68.2%     68.2%
           $300,000,000   $300,000,000      1.14      1.11       NAP        76.0%     76.0%
   2       $200,000,000   $200,000,000      1.14      1.11       NAP        76.0%     76.0%
   2       $100,000,000   $100,000,000      1.14      1.11       NAP        76.0%     76.0%
   8        $81,000,000    $81,000,000      1.32      1.27       NAP        78.3%     78.3%
            $24,000,000    $23,953,921      2.41      1.21       NAP        65.8%     55.7%
  30        $17,500,000    $17,466,401      2.41      1.21       NAP        65.8%     55.7%
  30         $6,500,000     $6,487,520      2.41      1.21       NAP        65.8%     55.7%
  52        $16,825,000    $16,771,559      1.37      1.17       NAP        79.0%     74.2%
  64        $14,200,000    $14,184,948      1.51      1.42       NAP        67.5%     56.9%
  75        $12,100,000    $12,061,567      1.58      1.24       NAP        74.7%     70.2%
  81        $11,500,000    $11,500,000      1.57      1.45          1.19    75.7%     70.4%
  91        $10,200,000    $10,200,000      1.69      1.53          1.26    76.1%     66.9%
  92        $10,250,000    $10,199,093      1.26      1.13       NAP        79.7%     67.8%
  99         $9,200,000     $9,200,000      1.35      1.27       NAP        66.7%     56.4%
  180        $5,500,000     $5,500,000      1.52      1.39       NAP        77.5%     61.8%
  184        $2,865,000     $2,855,947      1.30      1.24       NAP        79.2%     67.5%
  185        $2,485,000     $2,477,147      1.30      1.24       NAP        79.2%     67.5%
  193        $5,120,000     $5,120,000      1.71      1.52          1.27    80.0%     69.2%
  199        $5,000,000     $4,979,555      1.21      1.15       NAP        63.4%     54.0%
  215        $4,425,000     $4,425,000      1.21      1.17       NAP        74.4%     62.6%
  218        $4,400,000     $4,376,936      1.42      1.29       NAP        76.8%     64.9%
  219        $4,375,000     $4,349,282      1.70      1.51       NAP        73.7%     63.0%
  234        $3,955,000     $3,931,751      1.62      1.43       NAP        74.2%     63.4%
  239        $3,800,000     $3,784,783      1.67      1.50       NAP        62.0%     52.9%
  245        $3,600,000     $3,581,976      1.43      1.34       NAP        79.6%     67.7%
  246        $3,560,000     $3,560,000      1.80      1.66          1.38    80.0%     72.0%
  249        $3,500,000     $3,500,000      1.85      1.80          1.50    64.8%     57.2%
  251        $3,500,000     $3,488,476      2.03      1.85       NAP        63.4%     53.7%
  253        $3,500,000     $3,478,857      2.54      2.23       NAP        49.7%     38.5%
  254        $3,450,000     $3,425,247      1.72      1.42       NAP        71.4%     55.8%
  256        $3,400,000     $3,359,802      1.77      1.57       NAP        65.9%     52.6%
  272        $3,000,000     $3,000,000      1.38      1.37          1.11    77.9%     70.5%
  281        $3,000,000     $2,988,303      1.65      1.43       NAP        68.7%     58.9%
  284        $2,980,000     $2,974,478      1.34      1.33       NAP        78.3%     66.6%
  299        $2,700,000     $2,695,533      1.47      1.28       NAP        74.9%     64.6%
  334        $2,200,000     $2,187,649      1.83      1.60       NAP        59.9%     47.2%
  396        $1,475,000     $1,467,481      1.29      1.20       NAP        79.3%     67.3%


Mortgage
  Loan
  No.      Street Address
--------   --------------------------------------------------------------------------------------------------------------------

   1       701 & 801 Pennsylvania Avenue, NW
   1       2521 S Clark Street & 2530 Crystal Drive
   1       999 Third Avenue
   1       1120 20th Street NW; 1133 21st Street, NW; 1155 21st Street, NW
   1       8251 Greensboro Drive; 8281 Greensboro Drive; 8283 Greensboro Drive
   1       601 108th Avenue NE
   1       3060 - 3180 139th Avenue SE
   1       500 108th Avenue NE
   1       10800 - 10900 NE 8th Street
   1       1616 North Fort Myer Drive
   1       8300 & 8330 Boone Boulevard
   1       15325 SE 30th Place
   1       325 7th Street, NW
   1       3380 146th Place SE & 3310 146th Place SE, 14432 SE Eastgate Way, 3245 146th Place SE & 3290 146th Place SE
   1       11111 Sunset Hills Road
   1       1627 I Street, NW
   1       11100 NE 8th Street
   1       11911 Freedom Drive
   1       1201 Third Avenue
   1       1300 North 17th Street

   2       1200 17th Street
   2       950 17th Street
   8       Transportation Boulevard & I-480

  30       3165, 3325, 3455, 3655, 3755 W Sunset; 1335 E Sunset Road; 6585, 6615 Escondido Street; 6670, 6680 South Valley View
  30       6380 & 6400 Eastern Avenue; 2475 Chandler Road
  52       2000 & 2400 Oxford Drive
  64       400 Fountain Lakes Boulevard
  75       441 Smithfield Street
  81       5183 West Charleston Boulevard
  91       629-657 Main Avenue
  92       E. Side of Haines Road, S. of Mt. Rose Avenue
  99       433 N. Fair Oaks Avenue & 45 Eureka Street
  180      2050 North Haggerty Road
  184      1401 Keene Road
  185      115 Codell Drive
  193      359 Pennington Avenue
  199      2022 Powers Ferry Road
  215      4515 News Road
  218      500 Dovetree Drive
  219      1733 Fulton Road
  234      1325 Old Walker Chapel Road
  239      1941 Edgewater Drive
  245      15650-15690 South Harlem Avenue
  246      2601 86th Street
  249      500 North Main Street
  251      534 Highway 20 North
  253      4685 Quebec Street
  254      200 Montrose West Avenue
  256      5618 Vineland Road
  272      1100 Old Country Road
  281      595 Genoa Way
  284      2626 Fort Campbell Boulevard
  299      163 Business Park Drive
  334      124 Highway 11 & 80
  396      10550 S. Cicero Avenue


Mortgage
  Loan
  No.      City               State   Zip Code   Property Type                    Property Sub-Type
--------   ----------------   -----   --------   ------------------------------   ----------------------------------------

   1       Washington          DC        20004   Office                           Urban
   1       Arlington           VA        22202   Office                           Urban
   1       Seattle             WA        98101   Office                           Urban
   1       Washington          DC        20036   Office                           Urban
   1       McLean              VA        22102   Office                           Suburban
   1       Bellevue            WA        98004   Office                           Urban
   1       Bellevue            WA        98005   Office                           Suburban
   1       Bellevue            WA        98004   Office                           Urban
   1       Bellevue            WA        98004   Office                           Urban
   1       Arlington           VA        22209   Office                           Urban
   1       Vienna              VA        22182   Office                           Suburban
   1       Bellevue            WA        98007   Office                           Suburban
   1       Washington          DC        20004   Office                           Urban
   1       Bellevue            WA        98007   Office                           Suburban
   1       Reston              VA        20190   Office                           Suburban
   1       Washington          DC        20006   Office                           Urban
   1       Bellevue            WA        98004   Office                           Urban
   1       Reston              VA        20191   Office                           Suburban
   1       Seattle             WA        98101   Office                           Urban
   1       Arlington           VA        22209   Office                           Urban

   2       Denver              CO        80202   Office                           Urban
   2       Denver              CO        80202   Office                           Urban
   8       Garfield Heights    OH        44125   Retail                           Anchored

  30       Las Vegas           NV        89118   Mixed Use                        Retail/Light Industrial/Warehouse/Office
  30       Las Vegas           NV        89118   Mixed Use                        Office/Warehouse/Retail
  52       Bethel Park         PA        15102   Office                           Suburban
  64       St. Charles         MO        63301   Office                           Medical
  75       Pittsburgh          PA        15222   Office                           Urban
  81       Las Vegas           NV        89146   Retail                           Unanchored
  91       Passaic City        NJ        07055   Office                           Suburban
  92       Springettsbury      PA        17402   Retail                           Anchored
  99       Pasadena            CA        91103   Office                           Suburban
  180      Canton              MI        48187   Office                           Medical
  184      Nicholasville       KY        40356   Retail                           Free Standing
  185      Lexington           KY        40509   Retail                           Unanchored
  193      Trenton             NJ        08618   Retail                           Anchored
  199      Atlanta             GA        30339   Retail                           Unanchored
  215      Williamsburg        VA        23188   Retail                           Free Standing
  218      Galloway            OH        43119   Multifamily                      Garden
  219      Fultondale          AL        35068   Hospitality                      Limited Service
  234      Fultondale          AL        35068   Hospitality                      Limited Service
  239      Clearwater          FL        33755   Hospitality                      Limited Service
  245      Orland Park         IL        60462   Mixed Use                        Office/Retail
  246      Urbandale           IA        50322   Retail                           Unanchored
  249      Globe               AZ        85501   Manufactured Housing Community   Manufactured Housing Community
  251      Hines               OR        97738   Hospitality                      Limited Service
  253      Denver              CO        80216   Hospitality                      Limited Service
  254      Akron               OH        44321   Hospitality                      Full Service
  256      Orlando             FL        32819   Hospitality                      Limited Service
  272      Plainview           NY        11803   Retail                           Free Standing
  281      Castle Rock         CO        80109   Hospitality                      Limited Service
  284      Hopkinsville        KY        42240   Retail                           Free Standing
  299      Lebanon             TN        37090   Industrial                       Light Industrial
  334      Meridian            MS        39301   Hospitality                      Limited Service
  396      Oak Lawn            IL        60453   Retail                           Unanchored


Mortgage                                                                     Percent
  Loan      Units/              Year                Year        Percent     Leased as    Security
  No.        SF(5)              Built             Renovated    Leased(6)    of Date(6)   Type(7)
--------   ---------   -----------------------   -----------   ---------    ----------   ------------------

   1         678,348             1991                NAP            95.4%   04/01/2007   Pledge / Cash Flow
   1         904,226             1970                2003          100.0%   04/01/2007   Fee
   1         944,141             1983                NAP            92.8%   04/01/2007   Fee
   1         711,495       1980, 1985, 1986          1993           91.3%   04/01/2007   Fee
   1         731,234    1983, 2001, 1980, 1999       NAP            99.5%   04/01/2007   Fee
   1         473,988             2000                NAP            97.9%   04/01/2007   Leasehold
   1         463,182             1999                NAP           100.0%   04/01/2007   Fee
   1         465,765             1986                NAP            95.6%   04/01/2007   Fee
   1         466,948         1978 - 1983             NAP            95.8%   04/01/2007   Fee
   1         294,521             1975                NAP            97.8%   04/01/2007   Fee
   1         329,695             1985                NAP            94.8%   04/01/2007   Fee
   1         251,088             1985                NAP           100.0%   04/01/2007   Fee
   1         163,936             1991                NAP            99.4%   04/01/2007   Fee
   1         277,672         1984, 1986              NAP            96.8%   04/01/2007   Fee
   1         216,469             2000                NAP           100.0%   04/01/2007   Fee
   1         102,822             1913                1987          100.0%   04/01/2007   Fee
   1         148,952             1987                NAP            91.5%   04/01/2007   Fee
   1         764,103             1988                NAP            98.3%   04/01/2007   Cash Flow
   1       1,079,013             1988                NAP            96.9%   04/01/2007   Cash Flow
   1         380,743             1980                NAP            99.4%   04/01/2007   Cash Flow

   2         696,027             1984                2000           91.9%   03/01/2007   Fee
   2         494,323             1974                2001           95.8%   03/01/2007   Fee / Leasehold
   8         506,141             2006                NAP           100.0%   03/13/2007   Fee

  30       1,487,620       1999, 2001, 2005          NAP           100.0%   12/31/2006   Fee
  30          65,493             1984                NAP            92.0%   02/28/2007   Fee
  52         144,057             1982                1996           85.9%   03/01/2007   Fee
  64         102,699             2001                2005          100.0%   05/01/2007   Fee
  75         226,878             1918             1964, 1987        93.1%   03/01/2007   Fee
  81          42,183             2006                NAP            95.3%   02/01/2007   Fee
  91          86,325          1922, 1970             NAP            96.8%   01/03/2007   Fee
  92         174,792             1988                NAP            98.3%   01/31/2007   Fee
  99          54,797             1960                2006          100.0%   03/01/2007   Fee
  180         25,791             2006                NAP            91.6%   04/11/2007   Fee
  184         11,157             2006                NAP           100.0%   05/01/2007   Fee
  185         21,208             2004                NAP            91.7%   01/16/2007   Fee
  193         57,606             2003                NAP            86.5%   01/30/2007   Fee
  199         19,140          2005, 2006             NAP            81.5%   02/01/2007   Fee
  215         13,813             2006                NAP           100.0%   05/01/2007   Fee
  218            156          1986, 1987             NAP            98.1%   12/01/2006   Fee
  219             67             1999                2006           72.3%   08/31/2006   Leasehold
  234             70             2005                NAP            79.2%   08/31/2006   Fee
  239             47             2004                NAP            79.9%   12/31/2006   Fee
  245         22,152             2005                NAP           100.0%   04/09/2007   Fee
  246         34,560             2002                NAP           100.0%   10/31/2006   Fee
  249            192             1973                1998           85.9%   02/01/2007   Fee
  251             63          1997, 2000             NAP            75.2%   03/31/2007   Fee
  253            138             1985                NAP            68.2%   03/31/2007   Fee
  254            128             1989             2003-2005         54.4%   09/30/2006   Fee
  256             70             1998                NAP            76.3%   12/31/2006   Fee
  272          7,000             1957                NAP           100.0%   05/01/2007   Fee
  281             69             1998                NAP            57.6%   08/31/2006   Fee
  284         11,157             2006                NAP           100.0%   05/01/2007   Fee
  299         36,820             2006                NAP            88.7%   01/06/2007   Fee
  334             68             1991                NAP            86.2%   10/31/2006   Fee
  396         15,100             1968                2007          100.0%   01/22/2007   Fee


Mortgage                                                         Related    Cut-Off Date                   First          First
  Loan                                                          Borrower    Balance per       Note      Payment Date   Payment Date
  No.                          Lien Position                      List       Unit or SF       Date        (P&I)(8)       (IO)(8)
--------      -----------------------------------------------   ---------   ------------   ----------   ------------   ------------
                                                                                           04/10/2007       NAP         06/07/2007
   1                     Pledge of First Mortgage                  NAP              $309   04/10/2007       NAP         06/07/2007
   1                               First                           NAP              $309   04/10/2007       NAP         06/07/2007
   1                               First                           NAP              $309   04/10/2007       NAP         06/07/2007
   1                               First                           NAP              $309   04/10/2007       NAP         06/07/2007
   1                               First                           NAP              $309   04/10/2007       NAP         06/07/2007
   1                               First                           NAP              $309   04/10/2007       NAP         06/07/2007
   1                               First                           NAP              $309   04/10/2007       NAP         06/07/2007
   1                               First                           NAP              $309   04/10/2007       NAP         06/07/2007
   1                               First                           NAP              $309   04/10/2007       NAP         06/07/2007
   1                               First                           NAP              $309   04/10/2007       NAP         06/07/2007
   1                               First                           NAP              $309   04/10/2007       NAP         06/07/2007
   1                               First                           NAP              $309   04/10/2007       NAP         06/07/2007
   1                               First                           NAP              $309   04/10/2007       NAP         06/07/2007
   1                               First                           NAP              $309   04/10/2007       NAP         06/07/2007
   1                               First                           NAP              $309   04/10/2007       NAP         06/07/2007
   1                               First                           NAP              $309   04/10/2007       NAP         06/07/2007
   1                               First                           NAP              $309   04/10/2007       NAP         06/07/2007
   1                         Cash Flow Pledge                      NAP              $309   04/10/2007       NAP         06/07/2007
   1          Cash Flow Pledge of 62.8% JV Ownership Interest      NAP              $309   04/10/2007       NAP         06/07/2007
   1                         Cash Flow Pledge                      NAP              $309   04/10/2007       NAP         06/07/2007
                                                                                           03/29/2007       NAP         05/08/2007
   2                               First                           NAP              $252   03/29/2007       NAP         05/08/2007
   2                               First                           NAP              $252   03/29/2007       NAP         05/08/2007
   8                               First                          8, 91             $160   12/29/2006       NAP         02/08/2007
                                                                                           02/02/2007    04/01/2007        NAP
  30                               First                           NAP               $15   02/02/2007    04/01/2007        NAP
  30                               First                           NAP               $15   02/02/2007    04/01/2007        NAP
  52                               First                          52, 75            $116   01/29/2007    03/01/2007        NAP
  64                               First                         64, 235            $138   03/14/2007    05/01/2007        NAP
  75                               First                          52, 75             $53   01/29/2007    03/01/2007        NAP
  81                               First                           NAP              $273   03/05/2007    05/01/2012     05/01/2007
  91                               First                          8, 91             $118   01/04/2007    03/01/2009     03/01/2007
  92                               First                           NAP               $58   11/30/2006    01/01/2007        NAP
  99                               First                           NAP              $168   04/17/2007    06/01/2007        NAP
  180                              First                           NAP              $213   04/18/2007    06/01/2007        NAP
  184                              First                         184, 185           $165   01/18/2007    03/01/2007        NAP
  185                              First                         184, 185           $165   01/18/2007    03/01/2007        NAP
  193                              First                           NAP               $89   03/29/2007    05/01/2008     05/01/2007
  199                              First                           NAP              $260   12/15/2006    02/01/2007        NAP
  215                              First                           NAP              $320   04/04/2007    06/01/2007        NAP
  218                              First                           NAP           $28,057   11/15/2006    01/01/2007        NAP
  219                              First                         219, 234        $64,915   10/31/2006    12/01/2006        NAP
  234                              First                         219, 234        $56,168   10/31/2006    12/01/2006        NAP
  239                              First                           NAP           $80,527   12/29/2006    02/01/2007        NAP
  245                              First                           NAP              $162   11/17/2006    01/01/2007        NAP
  246                              First                           NAP              $103   11/14/2006    01/01/2010     01/01/2007
  249                              First                           NAP           $18,229   03/14/2007    05/01/2009     05/01/2007
  251                              First                           NAP           $55,373   01/24/2007    03/01/2007        NAP
  253                              First                         253, 254        $25,209   12/28/2006    02/01/2007        NAP
  254                              First                         253, 254        $26,760   11/08/2006    01/01/2007        NAP
  256                              First                           NAP           $47,997   07/07/2006    09/01/2006        NAP
  272                              First                           NAP              $429   11/06/2006    01/01/2011     01/01/2007
  281                              First                           NAP           $43,309   12/05/2006    02/01/2007        NAP
  284                              First                           NAP              $267   02/16/2007    04/01/2007        NAP
  299                              First                           NAP               $73   02/27/2007    04/01/2007        NAP
  334                              First                           NAP           $32,171   12/12/2006    02/01/2007        NAP
  396                              First                           NAP               $97   11/21/2006    01/01/2007        NAP


Mortgage                                                                Original   Remaining   Original   Remaining
  Loan      Maturity    Due      Grace     ARD     Lockbox    Lockbox   Term to     Term to     Amort.     Amort.     Mortgage
  No.         Date      Date   Period(9)   Loan    Status      Type     Maturity   Maturity    Term(10)     Term        Rate
--------   ----------   ----   ---------   ----   ---------   -------   --------   ---------   --------   ---------   --------
           05/07/2012                             In-Place     Hard           60          60      IO         IO        5.797%
   1       05/07/2012      7           0    No    In-Place     Hard           60          60      IO         IO        5.797%
   1       05/07/2012      7           0    No    In-Place     Hard           60          60      IO         IO        5.797%
   1       05/07/2012      7           0    No    In-Place     Hard           60          60      IO         IO        5.797%
   1       05/07/2012      7           0    No    In-Place     Hard           60          60      IO         IO        5.797%
   1       05/07/2012      7           0    No    In-Place     Hard           60          60      IO         IO        5.797%
   1       05/07/2012      7           0    No    In-Place     Hard           60          60      IO         IO        5.797%
   1       05/07/2012      7           0    No    In-Place     Hard           60          60      IO         IO        5.797%
   1       05/07/2012      7           0    No    In-Place     Hard           60          60      IO         IO        5.797%
   1       05/07/2012      7           0    No    In-Place     Hard           60          60      IO         IO        5.797%
   1       05/07/2012      7           0    No    In-Place     Hard           60          60      IO         IO        5.797%
   1       05/07/2012      7           0    No    In-Place     Hard           60          60      IO         IO        5.797%
   1       05/07/2012      7           0    No    In-Place     Hard           60          60      IO         IO        5.797%
   1       05/07/2012      7           0    No    In-Place     Hard           60          60      IO         IO        5.797%
   1       05/07/2012      7           0    No    In-Place     Hard           60          60      IO         IO        5.797%
   1       05/07/2012      7           0    No    In-Place     Hard           60          60      IO         IO        5.797%
   1       05/07/2012      7           0    No    In-Place     Hard           60          60      IO         IO        5.797%
   1       05/07/2012      7           0    No    In-Place     Hard           60          60      IO         IO        5.797%
   1       05/07/2012      7           0    No    In-Place     Hard           60          60      IO         IO        5.797%
   1       05/07/2012      7           0    No    In-Place     Hard           60          60      IO         IO        5.797%
   1       05/07/2012      7           0    No    In-Place     Hard           60          60      IO         IO        5.797%
           04/08/2012                             In-Place     Hard           60          59      IO         IO        5.620%
   2       04/08/2012      8           0    No    In-Place     Hard           60          59      IO         IO        5.620%
   2       04/08/2012      8           0    No    In-Place     Hard           60          59      IO         IO        5.620%
   8       01/08/2017      8           0    No    In-Place     Hard          120         116      IO         IO        5.650%
           03/01/2017                               None        NAP          120         118      360        358       5.780%
  30       03/01/2017      1           5    No      None        NAP          120         118      360        358       5.780%
  30       03/01/2017      1           5    No      None        NAP          120         118      360        358       5.780%
  52       02/01/2012      1           5    No    In-Place     Hard           60          57      360        357       5.990%
  64       04/01/2017      1           5    No      None        NAP          120         119      360        359       5.670%
  75       02/01/2012      1           5    No    In-Place     Hard           60          57      360        357       5.990%
  81       04/01/2017      1           5    No      None        NAP          120         119      360        360       5.530%
  91       02/01/2017      1           5    No      None        NAP          120         117      360        360       5.600%
  92       12/01/2016      1           5    No      None        NAP          120         115      360        355       5.890%
  99       05/01/2017      1           5    No      None        NAP          120         120      360        360       5.840%
  180      05/01/2017      1           5    No      None        NAP          120         120      324        324       5.500%
  184      02/01/2017      1           5    No    In-Place     Hard          120         117      360        357       6.020%
  185      02/01/2017      1           5    No      None        NAP          120         117      360        357       6.020%
  193      04/01/2017      1           5    No      None        NAP          120         119      360        360       5.790%
  199      01/01/2017      1           5    No      None        NAP          120         116      360        356       5.900%
  215      05/01/2017      1           5    No      None        NAP          120         120      360        360       5.660%
  218      12/01/2016      1           5    No      None        NAP          120         115      360        355       5.620%
  219      11/01/2016      1           5    No      None        NAP          120         114      360        354       6.000%
  234      11/01/2016      1           5    No      None        NAP          120         114      360        354       6.000%
  239      01/01/2017      1           5    No      None        NAP          120         116      360        356       6.010%
  245      12/01/2016      1           5    No      None        NAP          120         115      360        355       5.850%
  246      12/01/2016      1           5    No    Springing    Hard          120         115      360        360       5.720%
  249      04/01/2017      1           5    No      None        NAP          120         119      360        360       5.780%
  251      02/01/2017      1           5    No      None        NAP          120         117      360        357       5.780%
  253      01/01/2017      1           5    No      None        NAP          120         116      300        296       5.750%
  254      12/01/2016      1           5    No      None        NAP          120         115      300        295       5.950%
  256      08/01/2016      1           5    No      None        NAP          120         111      300        291       6.450%
  272      12/01/2016      1           5    No      None        NAP          120         115      336        336       5.750%
  281      01/01/2017      1           5    No      None        NAP          120         116      360        356       6.150%
  284      03/01/2017      1           5    No    Springing    Hard          120         118      360        358       5.940%
  299      03/01/2017      1           5    No      None        NAP          120         118      360        358       6.440%
  334      01/01/2017      1           5    No      None        NAP          120         116      300        296       6.230%
  396      12/01/2016      1           5    No    In-Place     Hard          120         115      360        355       5.760%


Mortgage   Monthly     Monthly                  Third Most                     Second Most           Most           Most Recent
  Loan     Payment     Payment     Third Most   Recent NOI   Second Most        Recent NOI          Recent              NOI
  No.       (P&I)        (IO)      Recent NOI    End Date    Recent NOI          End Date             NOI            End Date
--------   --------   ----------   ----------   ----------   -----------   --------------------   -----------   -------------------
             NAP      $3,795,894
   1         NAP        $586,517   $23,159,020  12/31/2004   $21,208,805        12/31/2005        $19,364,825     TTM 10/31/2006
   1         NAP        $464,557   $14,158,150  12/31/2004   $19,129,777        12/31/2005        $20,383,775     TTM 10/31/2006
   1         NAP        $436,839   $16,717,437  12/31/2004   $15,503,742        12/31/2005        $15,474,857     TTM 10/31/2006
   1         NAP        $394,818   $14,871,504  12/31/2004   $14,956,393        12/31/2005        $16,104,255     TTM 10/31/2006
   1         NAP        $332,951   $15,478,144  12/31/2004   $15,571,132        12/31/2005        $15,405,541     TTM 10/31/2006
   1         NAP        $222,522   $13,491,368  12/31/2004    $8,931,513        12/31/2005         $9,838,198     TTM 10/31/2006
   1         NAP        $206,778   $6,981,985   12/31/2004    $7,998,450        12/31/2005         $8,575,097     TTM 10/31/2006
   1         NAP        $205,281   $7,925,470   12/31/2004    $8,344,605        12/31/2005        $10,562,260     TTM 10/31/2006
   1         NAP        $168,305   $5,884,785   12/31/2004    $6,448,792        12/31/2005         $6,834,261     TTM 10/31/2006
   1         NAP        $155,222   $3,852,327   12/31/2004    $5,179,810        12/31/2005         $4,633,934     TTM 10/31/2006
   1         NAP        $117,525   $2,018,813   12/31/2004    $2,523,151        12/31/2005         $3,739,160     TTM 10/31/2006
   1         NAP        $102,668   $1,582,645   12/31/2004    $2,854,046        12/31/2005         $2,887,632     TTM 10/31/2006
   1         NAP         $97,568   $3,760,981   12/31/2004    $3,856,832        12/31/2005         $4,327,320     TTM 10/31/2006
   1         NAP         $94,796   $2,930,355   12/31/2004    $3,370,749        12/31/2005         $3,183,144     TTM 10/31/2006
   1         NAP         $83,376      NAP          NAP        $2,901,808        12/31/2005         $3,554,775     TTM 10/31/2006
   1         NAP         $70,404   $2,703,783   12/31/2004    $2,996,736        12/31/2005         $2,900,420     TTM 10/31/2006
   1         NAP         $55,769   $1,338,361   12/31/2004    $1,354,073        12/31/2005         $2,153,661     TTM 10/31/2006
   1         NAP         NAP       $19,796,172  12/31/2004   $20,866,819        12/31/2005        $21,711,497     TTM 10/31/2006
   1         NAP         NAP       $17,029,769  12/31/2004   $16,821,310        12/31/2005        $17,004,497     TTM 10/31/2006
   1         NAP         NAP       $6,646,303   12/31/2004    $8,580,474        12/31/2005         $9,108,594     TTM 10/31/2006
             NAP      $1,424,514
   2         NAP        $949,676   $10,197,378  12/31/2003    $9,674,855        12/31/2004        $10,358,697       12/31/2005
   2         NAP        $474,838   $2,687,289   12/31/2003    $7,278,268        12/31/2004         $6,568,383       12/31/2005
   8         NAP        $386,672      NAP          NAP           NAP               NAP                NAP               NAP
           $140,515      NAP
  30       $102,459      NAP          NAP          NAP        $3,149,387        06/27/1905         $4,611,650       06/28/1905
  30        $38,056      NAP         $582,675   06/26/1905      $636,500        06/27/1905           $660,977     T-12 (11/30/06)
  52       $100,766      NAP       $2,161,207   06/26/1905    $1,730,888        06/27/1905         $1,718,157     T-12 (10/31/06)
  64        $82,147      NAP          NAP          NAP           NAP               NAP                NAP               NAP
  75        $72,468      NAP       $1,689,828   06/26/1905    $1,717,810        06/27/1905         $1,726,437     T-12 (10/31/06)
  81        $65,512      $53,732      NAP          NAP           NAP               NAP                NAP               NAP
  91        $58,556      $48,261      NAP          NAP           NAP               NAP                NAP               NAP
  92        $60,731      NAP          NAP          NAP           NAP               NAP               $477,339       06/28/1905
  99        $54,216      NAP         $356,007   06/26/1905      $312,456        06/27/1905           $479,311       06/28/1905
  180       $32,623      NAP          NAP          NAP           NAP               NAP               $267,071   T-6 (12/31/06) Ann.
  184       $17,214      NAP          NAP          NAP           NAP               NAP                NAP               NAP
  185       $14,931      NAP          $29,026   06/26/1905      $116,028        06/27/1905           $218,620     T-12 (11/30/06)
  193       $30,009      $25,047      NAP          NAP           NAP               NAP                NAP               NAP
  199       $29,657      NAP          NAP          NAP           NAP               NAP                NAP               NAP
  215       $25,571      NAP          NAP          NAP           NAP               NAP                NAP               NAP
  218       $25,315      NAP         $340,089   06/26/1905      $298,498        06/27/1905           $296,364     T-12 (7/31/06)
  219       $26,230      NAP         $589,470   06/26/1905      $530,918        06/27/1905           $573,683     T-12 (8/31/06)
  234       $23,712      NAP          NAP          NAP           NAP               NAP               $478,144     T-12 (8/31/06)
  239       $22,807      NAP          NAP          NAP           NAP               NAP               $514,323       06/28/1905
  245       $21,238      NAP          NAP          NAP           NAP               NAP               $319,779   T-9 (10/19/06) Ann.
  246       $20,707      $17,205     $124,598   06/26/1905       $58,993        06/27/1905           $236,594     T-12 (8/31/06)
  249       $20,492      $17,092      NAP          NAP           NAP               NAP               $348,702       06/28/1905
  251       $20,492      NAP         $432,291   06/26/1905      $500,080        06/27/1905           $536,266       06/28/1905
  253       $22,019      NAP          NAP          NAP          $521,213        06/27/1905           $774,522       06/28/1905
  254       $22,123      NAP         $424,914   06/26/1905      $415,242        06/27/1905           $468,160     T-12 (9/30/06)
  256       $22,851      NAP         $295,437   06/26/1905      $613,118   T-11 (12/31/05) Ann.      $563,860       06/28/1905
  272       $17,984      $14,575     $195,180   06/25/1905      $177,496        06/26/1905           $257,843       06/27/1905
  281       $18,277      NAP         $307,347   06/26/1905      $377,627        06/27/1905           $377,195       06/28/1905
  284       $17,752      NAP          NAP          NAP           NAP               NAP                NAP               NAP
  299       $16,959      NAP          NAP          NAP           NAP               NAP                NAP               NAP
  334       $14,486      NAP         $312,391   06/26/1905      $457,731        06/27/1905           $466,253       06/28/1905
  396        $8,617      NAP          NAP          NAP           NAP               NAP                NAP               NAP


Mortgage                                                                Underwritable                                    Source
  Loan     Underwritten   Underwritten   Underwritable   Underwritten       Cash          Balloon         Current          of
  No.          EGI          Expenses          NOI          Reserves         Flow          Balance        Value(11)      Value(11)
--------   ------------   ------------   -------------   ------------   -------------   ------------   --------------   ---------
           $354,117,597   $112,306,489    $232,287,136    $15,255,685    $217,631,011   $775,000,000   $4,453,034,000
   1        $41,074,705    $14,894,479     $26,180,226       $873,158     $25,307,068   $119,747,930     $529,000,000   Appraisal
   1        $30,545,603     $7,021,511     $23,524,092     $1,260,997     $22,263,095    $94,847,604     $419,000,000   Appraisal
   1        $28,071,027     $8,301,024     $19,770,003     $1,153,769     $18,616,234    $89,188,439     $394,000,000   Appraisal
   1        $30,980,759    $12,711,966     $18,268,793       $880,663     $17,388,129    $80,609,145     $356,100,000   Appraisal
   1        $24,118,682     $7,495,676     $16,623,006     $1,153,488     $15,469,519    $67,977,889     $302,000,000   Appraisal
   1        $17,473,413     $5,634,675     $11,838,738       $823,859     $11,014,878    $45,431,776     $200,700,000   Appraisal
   1        $13,695,876     $4,460,723      $9,235,154       $864,472      $8,370,682    $42,217,370     $186,500,000   Appraisal
   1        $14,212,550     $4,356,452      $9,856,098       $672,663      $9,183,434    $41,911,776     $182,150,000   Appraisal
   1        $12,942,281     $3,754,953      $9,187,329       $720,410      $8,466,919    $34,362,449     $151,800,000   Appraisal
   1        $11,100,543     $3,398,937      $7,701,606       $573,627      $7,127,979    $31,691,324     $144,000,000   Appraisal
   1        $10,080,811     $2,814,064      $7,266,746       $465,145      $6,801,602    $23,994,859     $106,000,000   Appraisal
   1         $6,306,620     $2,302,082      $4,004,538       $449,021      $3,555,517    $20,961,547      $92,600,000   Appraisal
   1         $8,901,737     $3,370,195      $5,531,542       $305,782      $5,225,760    $19,920,260      $96,000,000   Appraisal
   1         $6,692,458     $2,332,365      $4,360,093       $461,964      $3,898,128    $19,354,344      $85,500,000   Appraisal
   1         $6,512,906     $1,845,476      $4,667,430       $467,556      $4,199,874    $17,022,768      $75,200,000   Appraisal
   1         $5,101,921     $2,523,180      $2,578,741       $202,520      $2,376,221    $14,374,279      $63,500,000   Appraisal
   1         $3,941,992     $1,323,042      $2,618,950       $266,466      $2,352,485    $11,386,240      $50,300,000   Appraisal
   1        $30,503,227     $8,733,694     $21,769,534     $1,477,500     $20,292,034             $0     $440,000,000   Appraisal
   1        $36,782,970    $11,180,896     $16,078,102     $1,611,718     $15,065,944             $0     $378,684,000   Appraisal
   1        $15,077,516     $3,851,100     $11,226,415       $570,907     $10,655,509             $0     $200,000,000   Appraisal
            $33,813,230    $14,368,619     $19,444,612       $416,623     $19,027,989   $300,000,000     $394,850,000
   2        $21,531,135     $8,776,211     $12,754,923       $243,609     $12,511,314   $200,000,000     $256,650,000   Appraisal
   2        $12,282,096     $5,592,407      $6,689,688       $173,013      $6,516,675   $100,000,000     $138,200,000   Appraisal
   8         $7,744,649     $1,596,798      $6,147,851       $239,079      $5,908,772    $81,000,000     $103,400,000   Appraisal
            $12,165,869     $8,098,137      $4,067,731       $535,307      $2,041,736    $20,276,773      $36,400,000
  30        $11,233,929     $7,806,265      $3,427,664       $446,286      $1,490,689    $14,785,147      $27,600,000   Appraisal
  30           $931,940       $291,872        $640,068        $89,021        $551,047     $5,491,627       $8,800,000   Appraisal
  52         $3,136,180     $1,476,083      $1,660,097       $247,779      $1,412,318    $15,754,873      $21,225,000   Appraisal
  64         $1,532,640        $45,979      $1,486,661        $86,076      $1,400,585    $11,950,577      $21,000,000   Appraisal
  75         $3,533,041     $2,155,231      $1,377,810       $301,748      $1,076,062    $11,330,399      $16,150,000   Appraisal
  81         $1,227,102       $216,892      $1,010,210        $77,950        $932,260    $10,702,961      $15,200,000   Appraisal
  91         $1,685,488       $704,142        $981,346        $97,559        $883,787     $8,969,956      $13,400,000   Appraisal
  92         $1,341,963       $422,146        $919,818        $97,793        $822,025     $8,683,371      $12,800,000   Appraisal
  99         $1,170,492       $289,835        $880,657        $51,256        $829,402     $7,784,050      $13,800,000   Appraisal
  180          $839,604       $246,062        $593,541        $50,292        $543,249     $4,384,943       $7,100,000   Appraisal
  184          $261,300         $7,839        $253,461         $4,463        $248,999     $2,435,442       $3,560,000   Appraisal
  185          $306,396        $58,850        $247,546        $17,465        $230,083     $2,112,417       $3,175,000   Appraisal
  193          $761,755       $247,507        $514,248        $57,606        $456,642     $4,426,213       $6,400,000   Appraisal
  199          $561,729       $130,023        $431,706        $22,995        $408,711     $4,235,906       $7,850,000   Appraisal
  215          $381,385        $11,442        $369,944         $9,807        $360,136     $3,723,780       $5,950,000   Appraisal
  218          $953,844       $523,164        $430,680        $39,000        $391,680     $3,697,482       $5,700,000   Appraisal
  219        $1,506,870       $971,604        $535,266        $60,275        $474,991     $3,717,372       $5,900,000   Appraisal
  234        $1,374,318       $912,463        $461,855        $54,973        $406,882     $3,360,505       $5,300,000   Appraisal
  239        $1,191,818       $733,813        $458,005        $47,673        $410,332     $3,229,668       $6,100,000   Appraisal
  245          $572,761       $207,349        $365,412        $23,848        $341,564     $3,046,163       $4,500,000   Appraisal
  246          $596,875       $224,440        $372,435        $29,376        $343,059     $3,204,795       $4,450,000   Appraisal
  249          $607,810       $228,952        $378,858         $9,600        $369,258     $3,091,492       $5,400,000   Appraisal
  251        $1,113,052       $614,247        $498,805        $44,522        $454,283     $2,954,315       $5,500,000   Appraisal
  253        $2,017,287     $1,347,022        $670,265        $80,389        $589,876     $2,695,959       $7,000,000   Appraisal
  254        $1,971,879     $1,515,304        $456,576        $78,875        $377,701     $2,676,223       $4,800,000   Appraisal
  256        $1,366,774       $881,162        $485,612        $54,671        $430,941     $2,680,874       $5,100,000   Appraisal
  272          $361,267       $120,341        $240,926         $2,170        $238,756     $2,713,013       $3,850,000   Appraisal
  281        $1,183,653       $821,899        $361,754        $47,346        $314,408     $2,560,068       $4,350,000   Appraisal
  284          $293,355         $8,801        $284,555         $1,674        $282,881     $2,529,710       $3,800,000   Appraisal
  299          $349,739        $50,938        $298,801        $38,661        $260,140     $2,325,193       $3,600,000   Appraisal
  334          $994,739       $676,794        $317,945        $39,790        $278,155     $1,721,981       $3,650,000   Appraisal
  396          $263,850       $130,191        $133,659         $9,513        $124,146     $1,244,739       $1,850,000   Appraisal


Mortgage                                                              Lease
  Loan     Valuation                                                Expiration     %
  No.         Date      Largest Tenant(12)                             Date       NSF     Second Largest Tenant(12)
--------   ----------   -----------------------------------------   ----------   -----    ------------------------------

   1       03/01/2007   Fulbright & Jaworski                        06/30/2015    18.8%   Shearman & Sterling
   1       03/15/2007   GSA - Department Of Defense                 04/30/2008    58.0%   Polk GS
   1       03/01/2007   Wells Fargo Bank NA                         09/30/2008    13.6%   King County
   1       03/01/2007   Commodity Future                            09/30/2015    22.7%   Jackson & Campbell
   1       03/15/2007   Booz Allen Hamilton                         12/31/2010    55.9%   Booz Allen Hamilton
   1       03/01/2007   Infospace                                   02/28/2013    27.6%   Keybank National Association
   1       03/01/2007   Expedia                                     09/30/2009    57.4%   Sierra Entertainment
   1       03/01/2007   HDR Engineering                             12/31/2012    11.7%   Oracle USA
   1       03/01/2007   US Bank National                            12/31/2013     9.8%   Business Service Center
   1       03/15/2007   DHS - GS-11B-01687                          05/31/2009    18.7%   GSA - GS-11B-01808
   1       03/15/2007   SunTrust Bank                               11/30/2014    17.4%   HQ Global Workplaces
   1       03/01/2007   Fiserv Seattle                              07/31/2008    14.7%   Orrtax Software
   1       03/01/2007   GSA-Department of Justice                   01/31/2008    42.4%   American Hospital Association
   1       03/01/2007   High Tech Institute                         08/31/2014    11.3%   John L Scott Real Estate Servi
   1       03/15/2007   XO Communications                           11/30/2007    77.4%   Stanley Martin
   1       03/01/2007   New York Times                              12/31/2009    21.5%   Williams Companies
   1       03/01/2007   Serena Software                             01/31/2012    19.3%   Barclay Dean
   1       03/15/2007   College Entrance Exam                       09/30/2009     9.3%   Pfizer, Inc.
   1       03/01/2007   Perkins Coie                                12/31/2011    26.2%   Washington Mutual Bank
   1       03/15/2007   BAE Systems                                 05/31/2014    19.3%   Federal Network Systems

   2       04/01/2007   Rothgerber Johnson & Lyons LLP              08/31/2010     8.0%   Hogan & Hartson
   2       04/01/2007   US Bank                                     12/31/2016    27.4%   Encana Oil & Gas
   8       01/01/2007   Walmart Store #3326                         01/31/2027    29.0%   Giant Eagle Store #0218

  30       01/05/2007   Czarnowski Display Services                 10/31/2011    13.4%   Champion Exposition
  30       01/05/2007   AFSCME                                      01/31/2008     8.0%   Wells Fargo Financial Nevada
  52       12/29/2006   Washington Mutual                           12/31/2008    49.6%   St. Clair Mgt. Resources, Inc.
  64       11/27/2006   Gateway Medical Research Inc.               12/31/2026   100.0%   NAP
  75       12/28/2006   Wheelabrator Air Pollution                  12/31/2010    26.8%   Cardholder Services
  81       02/15/2007   Academy of Hair Design                      11/30/2016    27.3%   Dotty's
  91       11/15/2006   Passaic Board of Education                  03/31/2010    73.7%   PNC Bank
  92       10/09/2006   Gabriel Brothers                            05/31/2015    36.8%   Buccaneer Data Services
  99       01/18/2007   Pacific Oaks College                        07/31/2016    29.2%   Idealab
  180      12/07/2006   Cherry Hill Internal Medicine Associates    04/30/2021    17.8%   Oakwood Healthcare System
  184      11/07/2006   Rite Aid                                    01/31/2027   100.0%   NAP
  185      11/07/2006   Ziyan Salon                                 03/31/2011    22.1%   Yamaguchi
  193      01/18/2007   Supremo Food Markets                        01/31/2025    44.8%   Lot Stores
  199      10/18/2006   Boneheads                                   05/31/2016    14.3%   Doc Greens
  215      02/07/2007   Eckerd Corporation                          11/30/2026   100.0%   NAP
  218      09/28/2006   NAP                                            NAP        NAP     NAP
  219      10/01/2006   NAP                                            NAP        NAP     NAP
  234      10/01/2006   NAP                                            NAP        NAP     NAP
  239      12/05/2006   NAP                                            NAP        NAP     NAP
  245      08/21/2006   Cooper's Hawk Winery & Restaurant           06/30/2014    59.9%   MGM Construction Co
  246      10/12/2006   Walters Companies                           07/13/2009    31.4%   Elements Salon
  249      02/08/2007   NAP                                            NAP        NAP     NAP
  251      10/20/2006   NAP                                            NAP        NAP     NAP
  253      11/01/2006   NAP                                            NAP        NAP     NAP
  254      10/01/2006   NAP                                            NAP        NAP     NAP
  256      05/25/2006   NAP                                            NAP        NAP     NAP
  272      08/20/2006   JPMorgan Chase Bank, National Association   12/31/2012   100.0%   NAP
  281      10/27/2006   NAP                                            NAP        NAP     NAP
  284      12/04/2006   Rite Aid                                    01/31/2027   100.0%   NAP
  299      01/10/2007   PPS/Chempac                                 06/30/2016    41.4%   Omnicell
  334      11/04/2006   NAP                                            NAP        NAP     NAP
  396      02/01/2007   Dollar Tree Sores, Inc.                     10/31/2016    68.9%   JK Optical


Mortgage     Lease                                                  Lease                  Insurance      Tax
  Loan     Expiration    %                                        Expiration      %         Escrow     Escrow in
  No.         Date      NSF     Third Largest Tenant(12)             Date        NSF       in Place    Place(13)
--------   ----------   ----    -------------------------------   ----------   --------    ---------   ---------

   1       03/31/2016   14.0%   Edison Electric Institute         07/31/2015       11.3%      No          No
   1       03/31/2015   14.4%   Polk GSA - Army Material Comma    03/31/2014        8.4%      No          No
   1       07/31/2007   10.4%   Moss Adams                        11/30/2016        9.1%      No          No
   1       05/31/2010    6.2%   AT&T Corp.                        12/31/2010        4.5%      No          No
   1       01/31/2012   24.6%   Booz Allen Hamilton               06/30/2014       17.2%      No          No
   1       07/31/2010   21.9%   Symetra Financial Corporation     07/31/2015       15.1%      No          No
   1       02/28/2010   27.6%   American Family Mutual Insuran    10/31/2010        3.9%      No          No
   1       03/31/2009    6.6%   Cisco Systems                     02/28/2013        6.0%      No          No
   1       03/31/2009    7.7%   Tectura Corporation               12/31/2012        4.6%      No          No
   1       02/28/2011   16.0%   EADS                              08/31/2014       12.6%      No          No
   1       03/31/2011    6.5%   Mercury Interactive               06/30/2011        6.4%      No          No
   1       09/30/2013   13.3%   Great American Insurance          12/31/2009        9.9%      No          No
   1       08/31/2014   24.1%   National Retail Federation        03/31/2014       16.3%      No          No
   1       04/30/2014    9.6%   Peacehealth                       03/31/2014        9.3%      No          No
   1       01/31/2016   13.4%   Akamai Technologies               05/31/2011        7.2%      No          No
   1       03/31/2009   12.2%   Cozen O'Connor                    04/30/2011       11.4%      No          No
   1       08/31/2012    8.8%   National Medical Management       07/31/2008        8.5%      No          No
   1       09/30/2009    8.2%   Metron                            02/29/2012        6.7%      No          No
   1       12/31/2010   16.8%   Davis Wright Tremaine             12/31/2013       15.7%      No          No
   1       11/30/2008   11.2%   BBN Technologies                  11/30/2010       10.8%      No          No

   2       09/30/2016    6.4%   Marisco Capital Management        06/30/2014        5.9%      Yes         Yes
   2       08/31/2008   19.1%   Otten Johnson                     12/31/2015       11.1%      Yes         Yes
   8       09/30/2026   15.7%   Dick's Sporting Goods, Inc.       01/31/2022        9.4%      No          No

  30       02/28/2008    6.9%   Patron Spirits Company            09/30/2010        6.7%      No          No
  30       04/30/2008    6.1%   D'Hair To Be Different            09/30/2009        5.8%      No          No
  52       06/30/2012   12.4%   Ryan Beck & Co.                   11/30/2011        3.4%      No          No
  64          NAP       NAP     NAP                                  NAP         NAP          No          No
  75       10/31/2009   26.2%   Allegheny County Dept. of Aging   07/31/2016       16.8%      No          No
  81       10/12/2026    7.9%   Carpet Xtreme                     11/30/2012        7.9%      No          No
  91       03/31/2011    6.3%   PSE & G                           12/31/2008        4.2%      Yes         Yes
  92       09/30/2016   18.4%   Artesian Factory Pools & Spas     08/31/2009       14.4%      No          Yes
  99       07/31/2009   24.6%   State of California               05/31/2016       22.8%      No          No
  180      05/31/2013   17.5%   Medstar Rehabilitation            04/30/2021       10.3%      Yes         Yes
  184         NAP       NAP     NAP                                  NAP         NAP          No          No
  185      09/30/2009    8.0%   Willstaff                         05/31/2010        8.0%      Yes         Yes
  193      01/31/2014   11.1%   Laundry Zone                      06/30/2013        7.0%      Yes         Yes
  199      05/31/2016   13.3%   Moes                              05/31/2016       13.1%      Yes         Yes
  215         NAP       NAP     NAP                                  NAP         NAP          No          No
  218         NAP       NAP     NAP                                  NAP         NAP          No          Yes
  219         NAP       NAP     NAP                                  NAP         NAP          Yes         Yes
  234         NAP       NAP     NAP                                  NAP         NAP          Yes         Yes
  239         NAP       NAP     NAP                                  NAP         NAP          Yes         Yes
  245      03/31/2022   40.1%   NAP                                  NAP         NAP          Yes         Yes
  246      04/30/2011   15.8%   Taki Japanese Restaurant          08/31/2012       15.5%      Yes         Yes
  249         NAP       NAP     NAP                                  NAP         NAP          Yes         Yes
  251         NAP       NAP     NAP                                  NAP         NAP          Yes         No
  253         NAP       NAP     NAP                                  NAP         NAP          No          Yes
  254         NAP       NAP     NAP                                  NAP         NAP          No          Yes
  256         NAP       NAP     NAP                                  NAP         NAP          Yes         Yes
  272         NAP       NAP     NAP                                  NAP         NAP          No          No
  281         NAP       NAP     NAP                                  NAP         NAP          Yes         Yes
  284         NAP       NAP     NAP                                  NAP         NAP          No          No
  299      10/31/2011   16.2%   CP Construction                   09/30/2011       13.1%      No          Yes
  334         NAP       NAP     NAP                                  NAP         NAP          Yes         Yes
  396      10/31/2021   31.1%   NAP                                  NAP         NAP          No          Yes


Mortgage  Capital Expenditure    TI/LC
  Loan          Escrow         Escrow in
  No.        in Place(14)      Place(15) Other Escrow Description(16)
--------  -------------------  --------- -------------------------------------------------------------------------------------------

   1              No              Yes    NAP
   1              No              Yes    NAP
   1              No              Yes    NAP
   1              No              Yes    NAP
   1              No              Yes    NAP
   1              No              Yes    NAP
   1              No              Yes    NAP
   1              No              Yes    NAP
   1              No              Yes    NAP
   1              No              Yes    NAP
   1              No              Yes    NAP
   1              No              Yes    NAP
   1              No              Yes    NAP
   1              No              Yes    NAP
   1              No              Yes    NAP
   1              No              Yes    NAP
   1              No              Yes    NAP
   1              No              Yes    NAP
   1              No              Yes    NAP
   1              No              Yes    NAP

   2              Yes             Yes    NAP
   2              Yes             Yes    NAP
   8              No              No     Rental and Co-Tenancy Holdback

  30              No              No     NAP
  30              No              No     NAP
  52              Yes             Yes    NAP
  64              No              No     NAP
  75              Yes             Yes    NAP
  81              Yes             Yes    Rosati's Pizza and Heidi's Charleston Holdback
  91              Yes             Yes    NAP
  92              Yes             Yes    Holdback - Planet Fitness ($76,800); Holdback - Buccaneer Data Services Reserve ($112,700);
                                           Buccaneer Letter of Credit ($350,000)
  99              No              Yes    NAP
  180             No              Yes    NAP
  184             Yes             No     NAP
  185             Yes             Yes    Holdback
  193             Yes             No     Earnout Reserve
  199             No              No     Holdback
  215             No              No     NAP
  218             Yes             No     NAP
  219             Yes             No     Ground Lease Reserve
  234             Yes             No     NAP
  239             Yes             No     NAP
  245             No              Yes    NAP
  246             No              Yes    NAP
  249             Yes             No     Holdback
  251             Yes             No     NAP
  253             Yes             No     NAP
  254             Yes             No     NAP
  256             Yes             No     NAP
  272             No              No     NAP
  281             Yes             No     NAP
  284             Yes             No     NAP
  299             Yes             Yes    Easement Holdback
  334             Yes             No     NAP
  396             Yes             No     Dollar Tree Reserve


Mortgage                Springing                 Initial Capital           Monthly Capital      Current Capital
  Loan                   Escrow                  Expenditure Escrow        Expenditure Escrow   Expenditure Escrow
  No.                Description(17)              Requirement(18)           Requirement(19)        Balance(20)
--------   -----------------------------------   ------------------        ------------------   ------------------

   1       Tax, Insurance, CapEx, TI/LC, Other                   $0                        $0                   $0
   1       Tax, Insurance, CapEx, TI/LC, Other                   $0                        $0                   $0
   1       Tax, Insurance, CapEx, TI/LC, Other                   $0                        $0                   $0
   1       Tax, Insurance, CapEx, TI/LC, Other                   $0                        $0                   $0
   1       Tax, Insurance, CapEx, TI/LC, Other                   $0                        $0                   $0
   1       Tax, Insurance, CapEx, TI/LC, Other                   $0                        $0                   $0
   1       Tax, Insurance, CapEx, TI/LC, Other                   $0                        $0                   $0
   1       Tax, Insurance, CapEx, TI/LC, Other                   $0                        $0                   $0
   1       Tax, Insurance, CapEx, TI/LC, Other                   $0                        $0                   $0
   1       Tax, Insurance, CapEx, TI/LC, Other                   $0                        $0                   $0
   1       Tax, Insurance, CapEx, TI/LC, Other                   $0                        $0                   $0
   1       Tax, Insurance, CapEx, TI/LC, Other                   $0                        $0                   $0
   1       Tax, Insurance, CapEx, TI/LC, Other                   $0                        $0                   $0
   1       Tax, Insurance, CapEx, TI/LC, Other                   $0                        $0                   $0
   1       Tax, Insurance, CapEx, TI/LC, Other                   $0                        $0                   $0
   1       Tax, Insurance, CapEx, TI/LC, Other                   $0                        $0                   $0
   1       Tax, Insurance, CapEx, TI/LC, Other                   $0                        $0                   $0
   1       Tax, Insurance, CapEx, TI/LC, Other                   $0                        $0                   $0
   1       Tax, Insurance, CapEx, TI/LC, Other                   $0                        $0                   $0
   1       Tax, Insurance, CapEx, TI/LC, Other                   $0                        $0                   $0

   2                       NAP                                   $0                   $16,533                   $0
   2                       NAP                                   $0                    $8,266                   $0
   8          Tax, Insurance, CapEx, TI/LC                       $0                        $0                   $0

  30              Tax, Insurance, TI/LC                          $0                        $0                   $0
  30              Tax, Insurance, TI/LC                          $0                        $0                   $0
  52                 Tax, Insurance                              $0                    $2,401               $2,401
  64                 Tax, Insurance                              $0                        $0                   $0
  75              Tax, Insurance, TI/LC                          $0                    $3,781               $3,781
  81          Tax, Insurance, CapEx, TI/LC                   $6,331(LOC)                   $0         $6,331 (LOC)
  91                      TI/LC                                  $0                      $813                 $813
  92                    Insurance                            $2,185                    $2,185               $8,751
  99              Tax, Insurance, TI/LC                          $0                        $0                   $0
  180                 CapEx, TI/LC                               $0                        $0                   $0
  184         Tax, Insurance, TI/LC, Other                       $0                      $139                 $139
  185                     TI/LC                                  $0                      $265                 $265
  193                     TI/LC                                  $0                      $720                   $0
  199                     TI/LC                                  $0                        $0                   $0
  215         Tax, Insurance, CapEx, TI/LC                       $0                        $0                   $0
  218                      NAP                                   $0                    $3,653              $10,959
  219                      NAP                                   $0                    $3,720              $11,171
  234                      NAP                                   $0                    $3,355               $8,536
  239                      NAP                                   $0                    $3,525               $7,050
  245                     TI/LC                                  $0                        $0                   $0
  246                 CapEx, Other                               $0                        $0                   $0
  249                      NAP                                   $0                      $800                   $0
  251                      Tax                                   $0                    $4,316               $4,316
  253                   Insurance                                $0                    $4,681               $9,366
  254                      NAP                                   $0                    $4,815              $14,457
  256                      NAP                                   $0                    $4,333              $21,665
  272         Tax, Insurance, TI/LC, Other                       $0                        $0                   $0
  281                      NAP                                   $0                    $3,833               $7,667
  284         Tax, Insurance, TI/LC, Other                       $0                      $139                   $0
  299               Insurance, TI/LC                             $0                      $460                   $0
  334                      NAP                                   $0                    $3,075               $6,150
  396               Insurance, TI/LC                             $0                      $189                 $567


Mortgage    Initial TI/LC     Monthly TI/LC    Current TI/LC                    Interest
  Loan         Escrow            Escrow           Escrow       Environmental    Accrual     Seasoning              DEF/   DEF/
  No.      Requirement(21)   Requirement(22)    Balance(23)      Insurance       Method       (24)      LO   DEF   YM1     YM
--------   ---------------   ---------------   -------------   -------------   ----------   ---------   --   ---   ----   ----
                                                                               Actual/360           0                29
   1            $2,812,160                $0      $2,812,160        No         Actual/360           0                29
   1            $2,227,401                $0      $2,227,401        No         Actual/360           0                29
   1            $2,094,501                $0      $2,094,501        No         Actual/360           0                29
   1            $1,893,025                $0      $1,893,025        No         Actual/360           0                29
   1            $1,596,392                $0      $1,596,392        No         Actual/360           0                29
   1            $1,066,920                $0      $1,066,920        No         Actual/360           0                29
   1              $991,432                $0        $991,432        No         Actual/360           0                29
   1              $984,256                $0        $984,256        No         Actual/360           0                29
   1              $806,968                $0        $806,968        No         Actual/360           0                29
   1              $744,239                $0        $744,239        No         Actual/360           0                29
   1              $563,495                $0        $563,495        No         Actual/360           0                29
   1              $492,261                $0        $492,261        No         Actual/360           0                29
   1              $467,807                $0        $467,807        No         Actual/360           0                29
   1              $454,517                $0        $454,517        No         Actual/360           0                29
   1              $399,763                $0        $399,763        No         Actual/360           0                29
   1              $337,565                $0        $337,565        No         Actual/360           0                29
   1              $267,394                $0        $267,394        No         Actual/360           0                29
   1                    $0                $0              $0        No         Actual/360           0                29
   1                    $0                $0              $0        No         Actual/360           0                29
   1                    $0                $0              $0        No         Actual/360           0                29
                                                                               Actual/360           1   25    31
   2            $3,338,565                $0      $3,338,565        No         Actual/360           1   25    31
   2            $4,529,754                $0      $4,529,754        No         Actual/360           1   25    31
   8                    $0                $0              $0        Yes        Actual/360           4   28           90
                                                                               Actual/360           2   26    90
  30                    $0                $0              $0        No         Actual/360           2   26    90
  30                    $0                $0              $0        No         Actual/360           2   26    90
  52            $4,000,000                $0      $4,000,274        No         Actual/360           3   27    27
  64                    $0                $0              $0        No         Actual/360           1   25    91
  75              $500,000                $0        $500,034        No         Actual/360           3   27    27
  81       $135,000 (LOC)                 $0   $135,000 (LOC)       No         Actual/360           1   25    91
  91                    $0            $7,391          $7,391        No         Actual/360           3   27    89
  92                $5,080            $5,080         $20,345        No         Actual/360           5   29    87
  99                    $0            $4,167              $0        No         Actual/360           0   24    92
  180       $50,000 (LOC)                 $0   $50,000 (LOC)        No         Actual/360           0   24    92
  184                   $0                $0              $0        No         Actual/360           3   27    89
  185                   $0            $1,679          $1,679        No         Actual/360           3   27    89
  193                   $0                $0              $0        No         Actual/360           1   25    91
  199                   $0                $0              $0        No         Actual/360           4
  215                   $0                $0              $0        No         Actual/360           0   24    92
  218                   $0                $0              $0        No         Actual/360           5   29    87
  219                   $0                $0              $0        No         Actual/360           6   30    86
  234                   $0                $0              $0        No         Actual/360           6   30    86
  239                   $0                $0              $0        No         Actual/360           4   28    88
  245                   $0              $500          $1,500        No         Actual/360           5   29    87
  246                   $0            $2,500          $7,503        No         Actual/360           5   29
  249                   $0                $0              $0        No         Actual/360           1   25    91
  251                   $0                $0              $0        No         Actual/360           3   27    91
  253                   $0                $0              $0        No         Actual/360           4   28    88
  254                   $0                $0              $0        No         Actual/360           5   29    87
  256                   $0                $0              $0        No         Actual/360           9   33    83
  272                   $0                $0              $0        No         Actual/360           5   29           87
  281                   $0                $0              $0        No         Actual/360           4   28    88
  284                   $0                $0              $0        No         Actual/360           2   26    90
  299                   $0            $2,310              $0        No         Actual/360           2   26    90
  334                   $0                $0              $0        No         Actual/360           4   28    88
  396                   $0                $0              $0        No         Actual/360           5   29    87


Mortgage                                                              YM      Administrative   Mortgage
  Loan                                                              Formula        Cost          Loan
  No.      YM2   YM1   YM    #     4%     3%     2%     #    Open    (26)          Rate          No.
--------   ---   ---   --   ---   ----   ----   ----   ---   ----   -------   --------------   --------
                  24                                            7      A               2.026
   1              24                                            7      A               2.026          1
   1              24                                            7      A               2.026          1
   1              24                                            7      A               2.026          1
   1              24                                            7      A               2.026          1
   1              24                                            7      A               2.026          1
   1              24                                            7      A               2.026          1
   1              24                                            7      A               2.026          1
   1              24                                            7      A               2.026          1
   1              24                                            7      A               2.026          1
   1              24                                            7      A               2.026          1
   1              24                                            7      A               2.026          1
   1              24                                            7      A               2.026          1
   1              24                                            7      A               2.026          1
   1              24                                            7      A               2.026          1
   1              24                                            7      A               2.026          1
   1              24                                            7      A               2.026          1
   1              24                                            7      A               2.026          1
   1              24                                            7      A               2.026          1
   1              24                                            7      A               2.026          1
   1              24                                            7      A               2.026          1
                                                                4                      2.026
   2                                                            4                      2.026          2
   2                                                            4                      2.026          2
   8                                                            2      E               2.026          8
                                                                4                      2.026
  30                                                            4                      2.026         30
  30                                                            4                      2.026         30
  52                                                            6                      7.026         52
  64                                                            4                      2.026         64
  75                                                            6                      7.026         75
  81                                                            4                      2.026         81
  91                                                            4                      2.026         91
  92                                                            4                      2.026         92
  99                                                            4                     12.026         99
  180                                                           4                      2.026        180
  184                                                           4                      2.026        184
  185                                                           4                      2.026        185
  193                                                           4                      2.026        193
  199            116                                            4      N               2.026        199
  215                                                           4                      2.026        215
  218                                                           4                      2.026        218
  219                                                           4                      2.026        219
  234                                                           4                      2.026        234
  239                                                           4                      2.026        239
  245                                                           4                      2.026        245
  246             87                                            4      O               2.026        246
  249                                                           4                      2.026        249
  251                                                           2                      2.026        251
  253                                                           4                      2.026        253
  254                                                           4                      2.026        254
  256                                                           4                      2.026        256
  272                                                           4      Q               2.026        272
  281                                                           4                      2.026        281
  284                                                           4                      2.026        284
  299                                                           4                      2.026        299
  334                                                           4                      2.026        334
  396                                                           4                      2.026        396

                                    EXHIBIT 2

                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

      (1) Mortgage Loan Schedule. The information set forth in the Mortgage Loan
Schedule is true and correct in all material respects as of the date of this Agreement and as of the Cut-Off Date.

      (2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. Upon the consummation of the transactions contemplated by this Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. None of the Mortgage Loan documents restricts the Seller's right to transfer the Mortgage Loan to the Purchaser or to the Trustee.

      (3) Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-Off Date.

      (4) Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use or operation of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt and (e) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan (the foregoing items (a) through (e) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

      (5) Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as a part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

      (6) Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule A to Exhibit 2), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File and none of the Mortgage Loans has been materially modified since May 30, 2007.

      (7) Condition of Property; Condemnation. With respect to (i) the Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report issued after the first day of the month that is 18 months prior to the Closing Date, each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established based on the engineering report) that would materially and adversely affect its value as security for the related Mortgage Loan and (ii) the Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report 18 months prior to the Closing Date as set forth on Schedule A to this Exhibit 2, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's Title Policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

      (8) Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or a comparable form as adopted in the applicable jurisdiction) lender's title insurance policy, a pro forma policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located. Such Title Policy contains no exclusion for, or it affirmatively insures access to a public road.

      (9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement that must be satisfied as a condition to disbursements of any funds escrowed for such purpose have been complied with on or before the Closing Date, or any such funds so escrowed have not been released.

      (10) Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

      (11) Trustee under Deed of Trust. If any Mortgage is a deed of trust, (1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

      (12) Environmental Conditions.

            (i) With respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an environmental site assessment after the first day of the month that is 18 months prior to the Closing Date, an environmental site assessment, or an update of a previous such report, was performed with respect to each Mortgaged Property in connection with the origination or the acquisition of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated or
      (iii) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan. In connection with the origination of each Mortgage Loan, each environmental consultant has represented in such Environmental Report or in a supplement letter that the environmental assessment of the applicable Mortgaged Property was conducted utilizing generally accepted Phase I industry standards using the American Society for Testing and Materials
      (ASTM) Standard Practice E 1527-00.

            (ii) With respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an environmental site assessment meeting ASTM Standards after the first day of the month that is 18 months prior to the Closing Date as set forth on Schedule A to this Exhibit 2,
      (i) no Hazardous Material is present on such Mortgaged Property such that
      (1) the value, use or operation of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property and neither Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

            "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance, material or waste as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act as amended (42 U.S.C. ss.ss. 6901 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act as amended (42 U.S.C. ss.ss. 1251 et seq.) and any regulations promulgated pursuant thereto.

      (13) Loan Document Status. Each Mortgage Note, Mortgage, Assignment of Leases and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

      (14) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against with respect to similarly situated properties in the locality of the Mortgaged Property (so-called "All Risk" coverage) in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the improvements located at the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, for properties of similar types and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the Mortgage Loan. For each Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a 450- or 475-year lookback with a 10% probability of exceedance in a 50-year period, in connection with the origination of the Mortgage Loan secured by such Mortgaged Property or (ii) the improvements for the Mortgaged Property are insured against earthquake damage.

      (15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent or unpaid until the date on which interest or penalties would be first payable thereon.

      (16) Mortgagor Bankruptcy. No Mortgagor is, to the Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding.

      (17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

            (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

            (b) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

            (c) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and the Trustee as its assignee upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

            (d) Such Ground Lease is in full force and effect, and the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

            (e) Such Ground Lease, or an estoppel letter or other agreement, (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

            (f) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (g) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

            (h) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either
      (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (i) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

            (j) Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding; and

            (k) Such Ground Lease may not be amended or modified or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns; provided, however, that termination or cancellation without such consent may be binding on the mortgagee if
      (i) an event of default occurs under the Ground Lease, (ii) notice is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

      (18) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

      (19) LTV Ratio. The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

      (20) Mortgage Loan Modifications. Any Mortgage Loan that was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i) of paragraph 19 (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

      (21) Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

      (22) No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, except, in each case, for liens insured against by the Title Policy referred to herein, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

      (23) Compliance with Laws. Except as otherwise specifically disclosed in an exception on Schedule A attached hereto to another representation and warranty made by the seller in this Exhibit 2, at origination, each Mortgage Loan complied with all applicable federal, state and local statutes and regulations. Each Mortgage Loan complied with (or is exempt from) all applicable usury laws in effect at its date of origination.

      (24) Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

      (25) Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule A hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those Mortgage Loans identified on Schedule A, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Mortgagor to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. ss.1.860G-2(b)(2) and (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code. The loan documents require the related Mortgagor to bear the cost of such opinion.

      (26) No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

      (27) No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in this Exhibit 2 or the exceptions listed in Schedule A attached hereto.

      (28) Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

      (29) Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder.

      (30) Junior Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien (other than a Permitted Encumbrance) junior to the lien of the related Mortgage.

      (31) Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

      (32) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

      (33) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

      (34) Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

      (35) Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered by a junior mortgage or deed of trust; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

      (36) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person (and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

      (37) REMIC Eligibility. Each Mortgage Loan is a "qualified mortgage" as such term is defined in Section 860G(a)(3) of the Code (without regard to Treasury Regulations Section 1.860G-2(f)(2), which treats certain defective mortgage loans as qualified mortgages).

      (38) Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans of the Seller.

      (39) [Reserved].

      (40) Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-Off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in, and operation of, such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

      (41) Defeasance and Assumption Costs. The related Mortgage Loan Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the Lender incurred in connection with (i) the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and (ii) the approval of an assumption of such Mortgage Loan.

      (42) Defeasance. No Mortgage Loan provides that it can be defeased until a date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

      (43) Authorized to do Business. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

      (44) Terrorism Insurance. With respect to each Mortgage Loan that has a Stated Principal Balance as of the Cut-Off Date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not, as of the date of origination of the Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on Schedule A.

      (45) Operating Statements and Rent Rolls. In the case of each Mortgage Loan, the related Mortgage Loan Documents require the related Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than annually (except if the Mortgage Loan has an outstanding principal balance of less than or equal to $3,500,000 as of the Cut-Off Date or the related Mortgaged Property has only one tenant, in either of which cases, the Mortgage Loan Documents require the Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Mortgagor annually), and such other information as may be required therein.

      (46) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

                                   SCHEDULE A

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
             LISTED IN EXHIBIT 2 REGARDING INDIVIDUAL MORTGAGE LOANS



          Representation No. 2: Whole Loan; Ownership of Mortgage Loans

            Loan No. 1, Beacon DC & Seattle Portfolio: The related whole loan consists of three pari passu notes (certain of which pari pass notes may be further split into senior and subordinate notes), one of which pari passu note is the mortgage loan.

            Representation No. 4: Lien, Valid Assignment

            Loan No. 1, Beacon DC & Seattle Portfolio: With respect to the Market Square, Reston, Washington Mutual and 1300 N. 17th properties (the "Non-Mortgaged Properties"), the lender does not have mortgages on them. With respect to the Market Square property, the lender has received pledges of the ownership interests in one of the entities comprising the joint venture which owns the Market Square property and in the two entities which own that entity. In addition, a partner loan and a mortgage loan associated with this property was pledged to the lender. The borrower also agreed to deposit distributions from the joint venture owning this property to the deposit account. The Market Square property is subject to a joint venture agreement. With respect to the Reston, Washington Mutual and 1300 N. 17th properties, the borrower agreed to deposit distributions from the joint venture (in the case of Washington Mutual) or from the owner of the property (in the case of Reston and 1300 N. 17th properties) to the deposit accounts. These properties are encumbered by existing debt. The Washington Mutual property is also subject to a joint venture agreement.

            Loan No. 92, Gabriel Brothers Plaza: Two Memoranda of Ground Lease exist between the borrower, as ground lessor, and an affiliated entity, GB Plaza Pad Associates, LLC, as ground lessee, for the lease of two undeveloped portions of the mortgaged property that the borrower is planning to develop.

            Loan No. 299, Pryor Creek Commons: A supplemental access easement is junior to two mortgages encumbering the servient estate. The borrower has escrowed $15,000 to pay for the estimated costs of constructing a new drive way in the event that the easement is terminated. The borrower is attempting to obtain subordinations from the mortgagees.

            Representation No. 8: Title Insurance

            Loan No. 1, Beacon DC & Seattle Portfolio: There is no title insurance with respect to the Non-Mortgaged Properties. There is, however, UCC insurance with respect to any pledged interests.

            Loan No. 92, Gabriel Brothers Plaza: Two Memoranda of Ground Lease exist between the borrower, as ground lessor, and an affiliated entity, GB Plaza Pad Associates, LLC, as ground lessee, for the lease of two undeveloped portions of the mortgaged property that the borrower is planning to develop.

            Representation No. 14: Insurance

            Loan No. 1, Beacon DC & Seattle Portfolio: Earthquake insurance with respect to the Washington Mutual property is required at $125,000,000.

            Representation No. 17(c): Leasehold Estate

            Loan No. 1, Beacon DC & Seattle Portfolio: The ground lease is assignable without consent in connection with a foreclosure or assignment or deed in lieu thereof, but further assignments must comply with the terms of the ground lease.

            Representation No. 17(d): Leasehold Estate

            Loan No. 1, Beacon DC & Seattle Portfolio: The lender's right to hold and disburse insurance proceeds is dependent on its qualifying as a "Lending Institution" set forth in the ground lease. The application of insurance proceeds to restoration is dependent upon the satisfaction of certain conditions set forth in the ground lease, such as restoration to the former condition (with only nonmaterial changes) being permitted under then applicable law and tenant's providing adequate security that sufficient funds will be available to cover deficiencies in insurance proceeds.

            Representation No. 17(f): Leasehold Estate

            Loan No. 2, Tabor Center/US Bank Tower: There is no extra time given for a monetary default. With respect to a non-monetary default, the ground lessor may not terminate the ground lease if the lender is diligently curing, attempting to obtain possession.

            Representation No. 17(g): Leasehold Estate

            Loan No. 219, Hilton Inn Express - Fultondale: The ground lease does not have a sufficient term, but the borrower has the option to purchase the property for $20,000 at lease expiration (which purchase option may be exercised by the lender); lender required that $20,000 be deposited into a reserve at loan closing.

            Representation No. 17(f): Leasehold Estate

            Loan No. 2, Tabor Center/US Bank Tower: The loan documents are silent about the following language in clause (B): "with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender)." In addition, the ground lease is silent about clause (C).

            Representation No. 24: Cross-collateralization

            Loan No. 1, Beacon DC & Seattle Portfolio: The related whole loan consists of three pari passu notes (certain of which pari pass notes may be further split into senior and subordinate notes), one of which pari passu note is the mortgage loan.

            Representation No. 25: Releases of Mortgaged Property

            Loan No. 1, Beacon DC & Seattle Portfolio: The mortgage loan allows for a partial release subject to the satisfaction of certain tests and conditions set forth in the related loan documents, including, but not limited to: (i) no event of default has occurred or is continuing, (ii) payment of the greater of 110% of the allocated loan amount or 90% of net sales proceeds if DSCR is less than 1.45x; or the greater of 100% of the allocated loan amount or 75% of net sales proceeds if the DSCR is greater than or equal to 1.45x, (iii) certain properties have specific release prices, and (iv) yield maintenance fees if prepaid prior to November 7, 2011. In addition, the mortgage loan permits a partial release of the Cash Flow Assets (Washington Mutual, Reston and 1300 N.
17th) and associated prepayment of the mortgage loan and the mezzanine loan, provided that after such prepayment and release, the mezzanine loan DSCR is at least equal to the greater of (i) DSCR at origination or (ii) DSCR immediately prior to the sale and release. The Cash Flow Assets may be released for the following amounts, which will pay off the mezzanine loan first and then the mortgage loan, with prepayment of the later capped at a total of $100,000,000:
(i) Washington Mutual: $235,000,000, (ii) Reston: $130,0000 and (iii) 1300 N.
17th: $75,000,000.

            Loan No. 2, Tabor Center/ US Bank Center: A partial defeasance is permitted subject to certain conditions, including: a Rating Agency Confirmation is provided. In addition, the borrower may obtain a release of a portion of the mortgaged properties, subject to certain conditions, including: DSCR is at least equal to the DSCR for the 12 calendar months immediately preceding such release.

            Loan No. 30, Las Vegas Portfolio - Majestic Runway Partners I-I, - Park 2000: The borrower may obtain a release of certain specified portions of the mortgaged properties, subject to certain conditions, including: (i) DSCR is no less than the greater of 1.25x or DSCR prior to such release, (ii) defeasance collateral equal to 110% relating to the released property is provided, and
(iii) LTV is not greater than the lesser of 70% or LTV prior to such release.

            Loan No. 251, Best Western Rory & Ryan Inns: The borrower may obtain a release of certain parcel of vacant land, subject to certain conditions, including: (i) after such release, LTV is no more than 72% and (ii) a Rating Agency Confirmation is provided.

            Loan Nos. 184 & 185, Kentucky Retail Portfolio: The borrower may obtain release of one of the cross collateralized/cross defaulted properties subject to defeasance collateral equal to 125% of the allocated loan amount of the released property and a resulting DSCR greater than or equal to 1.20x.

            Representation No. 30: Junior Liens

            Loan No. 1, Beacon DC & Seattle Portfolio: The related whole loan consists of three pari passu notes (certain of which pari pass notes may be further split into senior and subordinate notes), one of which pari passu note is the mortgage loan. In addition, the Non-Mortgage Properties are encumbered by pre-existing debt.

            Representation No. 31: Actions Concerning Mortgage Loans

            Loan No. 1, Beacon DC & Seattle Portfolio: Litigation is pending with respect to the Market Square property, as set forth below:

            Western Associates Limited Partnership v. Market Square Associates, et al., Civil Action No. 02ca00993 (D.C. Superior); Market Square Associates, et al. v. Western Associates Limited Partnership, No. 03-CV-000732 (D.C. Ct. of Appeals). This action was filed in February 2001 (after a substantially similar action was dismissed from federal court following dismissal of a RICO count, upheld on appeal). The allegations of the complaint involve the development of Market Square in Washington, D.C. Market Square is owned by Avenue Associates Limited Partnership ("AALP"). The defendants are Market Square Associates (the general partner of AALP) ("MSA") and current and former partners in and affiliates of MSA. The plaintiff is the limited partner of AALP. The complaint alleges fraud, conspiracy, breach of contract, breach of fiduciary duty, inducement of fiduciary breach, and failure to provide access to the books and records of AALP. The complaint seeks monetary and injunctive relief. The defendants filed an answer in November 2001 denying liability. Document discovery was substantially completed in 2003. Depositions have not commenced. The case currently is stayed pending the interlocutory appeal noted above. The defendants appealed an order granting in part a motion by the plaintiff to compel the production of certain privileged documents. In connection with the above action, Western Associates Limited Partnership delivered a Notice of Lis Pendens January 30, 2007.

            Representation No. 33: Licenses and Permits

            Loan No. 254, Radisson Hotel - Akron: The previous property owner holds liquor license for the property, but is operating as nominal permittee under a 6-month liquor license management agreement, pending issuance of new liquor license to the borrower. The recourse guaranty coves loss of liquor license due to default of the borrower under such agreement.

            Representation No. 36: Non-Recourse Exceptions

            Loan No. 1, Beacon DC & Seattle Portfolio: The mortgage loan is recourse to the borrower. A guarantor (not a natural person) has indemnified for losses in the event of a misappropriation of distributions as to the Non-Mortgage Properties and for other matters relating to the Market Square property encumbrance.

            Loan No. 64, Gateway Medical Research Building: The recourse obligations are not to a natural person.

            Loan No. 75, 441 Smithfield Street: The recourse obligations are not to a natural person.

            Loan No. 219, Holiday Inn Express - Fultondale: The recourse obligations are not to a natural person.

            Loan No. 52, 2000 & 2400 Oxford Drive: The recourse obligations are not to a natural person.

            Loan No. 134, Comfort Suites - Fultondale: The recourse obligations are not to a natural person.

            Loan No. 64, Gateway Medical Research Building: The recourse obligations are not to a natural person.

            Representation No. 37: REMIC Eligibility

            Loan No. 1, Beacon DC & Seattle Portfolio: The security with respect to the Non-Mortgage Properties is not a mortgage.

            Representation No. 40: Single Purpose Entity

            Loan No. 1, Beacon DC & Seattle Portfolio: The JV entities (the direct owners of the Market Square and Washington Mutual properties) are not SPEs and their organizational documents do not require them to be SPEs. However, the borrower has covenanted that they will comply with the SPE covenants in the loan documents and the organizational documents of the owners of the JV entities are SPEs. There were no representations and no diligence with respect to the JV entities.

            Loan No. 92, Gabriel Brothers Plaza: Two of the four co-borrowers, Grange Associates, LLC and Good Drive Associates, LLC, each previously owned one parcel of real property ("Prior Assets"), each of which was sold in 2005. At loan closing, they have represented that (i) they have never owned property other than the Prior Assets, (ii) they are not aware of any environmental conditions in respect of the Prior Assets, (iii) they have no contingent or actual obligations whatsoever related to the Prior Assets, (iv) they have no judgments or liens of any nature against them except for tax liens not yet due, and (v) they are not involved ion any disputes with any tax authority and have paid all taxes due and payable. In addition, the recourse carve-out obligations covers any claims made against or liabilities incurred by or accruing to the borrower, including reasonable attorney's fees and expenses, in connection with the Prior Assets.

            Representation No. 44: Terrorism Insurance

            Loan No. 1, Beacon DC & Seattle Portfolio: The total annual premium payable by the borrower for the terrorism coverage shall not exceed one and a half times the result of (x) the annual premium for the coverage required under the loan document minus (y) any premiums required to be paid for earthquake, flood and terrorism coverages.

                                   SCHEDULE B

                           LIST OF MORTGAGORS THAT ARE
                  THIRD-PARTY BENEFICIARIES UNDER SECTION 5(b)


None.
None.

                                    EXHIBIT 3

                                  BILL OF SALE

            1. Parties. The parties to this Bill of Sale are the following:

               Seller:       Morgan Stanley Mortgage Capital Inc.
               Purchaser:    Morgan Stanley Capital I Inc.

            2. Sale. For value received, the Seller hereby conveys to the Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (the "Mortgage Loan Schedule") to the Mortgage Loan Purchase Agreement, dated as of May 1, 2007 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Purchaser and all of the following property:

            (a) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

            (b) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

            (c) All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

            3. Purchase Price. $_____ (including accrued interest).

            4. Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of Sale to be duly executed and delivered on this 30th day of May, 2007.

SELLER:                                   MORGAN STANLEY MORTGAGE CAPITAL INC.

                                          By:
                                               ---------------------------------
                                               Name:
                                               Title:

PURCHASER:                                MORGAN STANLEY CAPITAL I INC.

                                          By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                    EXHIBIT 5

                        FORM OF LIMITED POWER OF ATTORNEY

THIS DOCUMENT PREPARED BY,
AND AFTER RECORDING RETURN TO:

Capmark Finance Inc.
116 Welsch Road
Horsham, Pennsylvania 19044

Centerline Servicing, Inc.
5221 North O'Connor Boulevard
Irving, Texas 75039

The Bank of New York Trust Company, National Association
2 North LaSalle Street
Chicago, Illinois 60602

                            LIMITED POWER OF ATTORNEY


            Know all persons by these presents; that the undersigned in its capacity as Seller, having an address of 1585 Broadway, New York, New York 10036, Attention: Andrew Berman (the "Seller"), being duly empowered and authorized to do so, does hereby make, constitute and appoint Capmark Finance Inc., having an address of 116 Welsch Road, Horsham, Pennsylvania 19044 (the "Master Servicer"), Centerline Servicing, Inc. (formerly ARCap Servicing, Inc.), having an address of 5221 North O'Connor Boulevard, Irving, Texas 75039,
Attention: Amy L. Dixon (the "Special Servicer"), and The Bank of New York Trust Company, National Association, having an address of Corporate Trust Office, 2 North LaSalle Street, Chicago, Illinois, 60602, Attention: Corporate Trust Services (CMBS) -- Morgan Stanley Capital I Inc., Series 2007-IQ14 (the "Trustee") as the true and lawful attorneys-in-fact for the undersigned, in its name, place and stead, and for its use and benefit:

            1. To empower the Trustee, the Master Servicer and, in the event of the failure or incapacity of the Trustee and the Master Servicer, the Special Servicer, to submit for recording, at the expense of the Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement, dated as of May 1, 2007 (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc., as Depositor, the Master Servicer, the Prudential Master Servicer, the Wells Fargo Master Servicer, the Special Servicer, the Trustee, and the Paying Agent with respect to the Trust and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage File (so long as original counterparts have previously been delivered to the Trustee).

            2. This power of attorney shall be limited to the above-mentioned exercise of power.

            3. This instrument is to be construed and interpreted as a limited power of attorney. The enumeration of specific items, rights, acts or powers herein is not intended to, nor does it give rise to, and it is not intended to be construed as, a general power of attorney.

            4. The rights, power of authority of said attorney herein granted shall commence and be in full force and effect on the date hereof and such rights, powers and authority shall remain in full force and effect until the termination of the Pooling and Servicing Agreement.

            Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of May 2007.

Witnessed by:                                  MORGAN STANLEY MORTGAGE
                                               CAPITAL INC.


_________________________________              By:______________________________
Print Name:                                    Name:
                                               Title:

STATE OF____________________________)

COUNTY OF___________________________)

On __________________________, before me, a Notary Public in and for said county, personally appeared ________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person acted and executed the instrument. Witness my hand and official seal.



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Commission Expires: